UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.  2)

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

PURE BIOSCIENCE, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
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	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
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PRELIMINARY COPY – SUBJECT TO COMPLETION, DATED JULY 10, 2012

PURE BIOSCIENCE, INC.
1725 Gillespie Way
El Cajon, California 92020
(619) 596-8600

July 10, 2012

To our Stockholders,

I am pleased to invite you to attend the 2012 Annual Meeting of Stockholders, or the “Annual Meeting”, of Pure Bioscience, Inc., or the “Company”, to be held at the Doubletree Hotel Mission Valley, 7450 Hazard Center Drive, San Diego, California 92108 on July 25, 2012 at 2:00 p.m., Pacific Time. The business to be conducted at the meeting is set forth in the formal notice of annual meeting of stockholders and proxy statement that accompany this letter.

It is important that your shares be represented at the Annual Meeting, regardless of how many you hold. Whether or not you expect to attend the meeting in person, we urge you to vote as promptly as possible by telephone or by Internet by following the instructions on the enclosed BLUE proxy card or by signing, dating and returning the BLUE proxy card in the postage-paid envelope provided. If your shares are held in the name of a brokerage firm, bank, or nominee, only they can vote your shares, and only after receipt of your specific instructions. Accordingly, please return any voting instructions form provided by your bank or broker or contact the person responsible for your account and give instructions for such shares to be voted for the nominees of our Board of Directors, as set forth in the proxy statement that accompanies this letter. Promptly voting your shares will save the Company the expense of additional solicitations. As described in the accompanying proxy statement, submitting your vote using the BLUE proxy card will not prevent you from voting your shares at the Annual Meeting if you desire to do so, as your proxy is revocable at your option.

YOUR PARTICIPATION AT THE ANNUAL MEETING IS CRITICAL.  A solicitation of proxies in favor of an opposing slate of six nominees for election as directors at the upcoming annual meeting is being made by The Coalition to Save Pure (“the Coalition”), which consists of Jeffrey P. Bash, Theodore J. Coburn, C. James Jensen, Dr. Martin Kassir, Thomas J. Reynolds, John P. Rochon and Richmont Corporation. Richmont Corporation and its affiliates controlled by Mr. Rochon are currently in litigation against us. As of June 26, 2012, the Coalition owned approximately 0.6% of our outstanding common stock. We strongly urge you to vote FOR the nominees proposed by our Board of Directors by using the enclosed BLUE proxy card and NOT to vote your shares using any proxy card you may receive from the Coalition. Even if you sign a proxy card sent to you by the Coalition, you have the right to change your vote by subsequently submitting the enclosed BLUE proxy card. Only the latest dated proxy card you vote will be counted.

Your vote is very important to the future of the Company. We appreciate your support and look forward to seeing you at the Annual Meeting. If you have any questions or require any assistance with voting your shares, please contact:

Alliance Advisors, LLC
200 Broadacres Drive, 3rd Floor
Bloomfield, NJ  07003
877-777-5603
 (Banks and brokers please call: 973-873-7710)

Sincerely,
Michael L. Krall President, Chief Executive Officer

PURE BIOSCIENCE, INC.
1725 Gillespie Way
El Cajon, California 92020
(619) 596-8600

PROXY STATEMENT

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held July 25, 2012

To the Stockholders of Pure Bioscience, Inc.:

Notice hereby is given that the Annual Meeting of Stockholders, or the “Annual Meeting”, of Pure Bioscience, Inc., a Delaware corporation, or the “Company”, will be held at the Doubletree Hotel Mission Valley, 7450 Hazard Center Drive, San Diego, California 92108 on July 25, 2012 at 2:00 p.m., Pacific Time, and at any and all adjournments thereof, for the following purposes:

1.     To elect six directors to the Board of Directors who will serve until the Company’s 2013 annual meeting of stockholders and until their successors have been duly elected and qualified;

2.     To approve an amendment to the Company’s Certificate of Incorporation to effect a reverse stock split within a range of no less than 1-for-4 or greater than 1-for-10;

3.     To ratify the selection of Mayer Hoffman McCann P.C. as the Company’s independent registered public accounting firm for the fiscal year ending July 31, 2012; and

4.     To transact such other business as may be properly brought before the Annual Meeting or any postponement or adjournment thereof.

Stockholders of record at the close of business on June 26, 2012 will be entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. A list of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder for any purpose germane to the Annual Meeting during normal business hours for ten days prior to the date of the Annual Meeting.

The Board of Directors urges each stockholder to read carefully the enclosed proxy statement, which is incorporated herein by reference.

YOUR PARTICIPATION AT THE ANNUAL MEETING IS CRITICAL.  A solicitation of proxies in favor of an opposing slate of six nominees for election as directors at the upcoming annual meeting is being made by The Coalition to Save Pure (“the Coalition”), which consists of Jeffrey P. Bash, Theodore J. Coburn, C. James Jensen, Dr. Martin Kassir, Thomas J. Reynolds, John P. Rochon and Richmont Corporation. Richmont Corporation and its affiliates controlled by Mr. Rochon are currently in litigation against us. As of June 26, 2012, the Coalition owned approximately 0.6% of our outstanding common stock. Our Board of Directors recommends a vote FOR the election of each of our nominees pursuant to the instructions on the enclosed BLUE proxy card or, if you do not receive a proxy card, the voting instruction form provided by your bank or broker, and urges you NOT to vote with any proxy card that you may receive from the Coalition. Even if you have previously signed a proxy card sent by the Coalition, you have the right to change your vote by delivering a subsequent proxy using the enclosed BLUE proxy card or, if you do not receive a proxy card, the voting instruction form provided by your bank or broker. Only the latest dated proxy card or voting instruction form you vote will be counted.

Important Notice Regarding the Availability of Proxy Materials for
 Pure Bioscience, Inc.’s Annual Meeting of Stockholders to be held on July 25, 2012.

This Notice of Annual Meeting, the Proxy Statement and the Company’s Annual Report on Form 10-K for the fiscal year ended July 31, 2011 are available on the Internet at the following website: www.proxyvote.com.

By Order of the Board of Directors

Dennis B. Atchley
Secretary
El Cajon, California
July 10, 2012

PURE BIOSCIENCE, INC.
1725 Gillespie Way
El Cajon, California 92020
(619) 596-8600

PROXY STATEMENT
2012 ANNUAL MEETING OF STOCKHOLDERS
To Be Held On July 25, 2012

General Information

This proxy statement, or the “Proxy Statement”, and the enclosed BLUE proxy card are being sent to our stockholders in connection with the solicitation by the Board of Directors of Pure Bioscience Inc., a Delaware corporation, of proxies to be used at its 2012 Annual Meeting of Stockholders, or the “Annual Meeting”, to be held at the Doubletree Hotel Mission Valley, 7450 Hazard Center Drive, San Diego, California 92108 on July 25, 2012 at 2:00 p.m., Pacific Time and at any adjournments or postponements thereof. Pure Bioscience, Inc. may be referred to in this Proxy Statement as the “Company”, “we”, “us” or “our”. Stockholders are being asked to vote upon the following proposals:

1.	The election of six directors to the Board of Directors;
2.	The approval of an amendment to the Company’s Certificate of Incorporation to effect a reverse stock split;
3.	The ratification of the selection of Mayer Hoffman McCann P.C. as the Company’s independent registered public accounting firm for the fiscal year ending July 31, 2012; and
4.	Such other business as may properly come before the Annual Meeting.

These proxy materials are being provided to stockholders on or about July 11, 2012.

YOUR PARTICIPATION AT THE ANNUAL MEETING IS CRITICAL.  A solicitation of proxies in favor of an opposing slate of six nominees for election as directors at the upcoming annual meeting is being made by The Coalition to Save Pure (“the Coalition”), which consists of Jeffrey P. Bash, Theodore J. Coburn, C. James Jensen, Dr. Martin Kassir, Thomas J. Reynolds, John P. Rochon and Richmont Corporation. Richmont Corporation and its affiliates controlled by Mr. Rochon are currently in litigation against us. As of June 26, 2012, the Coalition owned approximately 0.6% of our outstanding common stock. As further described in this Proxy Statement under Item 1 (Election of Directors), our Board of Directors, or the “Board”, believes the Coalition has displayed a lack of understanding of our business and industry and is primarily motivated by its own interests and not those of our stockholders and, consequently, that the election of the Coalition Nominees would not be in the best interests of our stockholders.

The Coalition Nominees are NOT endorsed by our Board. We urge stockholders NOT to use any proxy card that you may receive from  the Coalition. Our Board urges you to vote FOR ALL of our nominees for director: Gregory H. Barnhill, Dennis Brovarone, John J. Carbone, MD, Michael L. Krall, Paul V. Maier and Donna Singer.

We are not responsible for the accuracy of any information provided by or relating to  the Coalition or the  Coalition Nominees contained in any proxy solicitation materials filed or disseminated by or on behalf of  the Coalition or any other statements that  the Coalition may otherwise make or that may be made on its behalf.  The Coalition chooses which stockholders receive its proxy solicitation materials.

About the Annual Meeting
Who is soliciting my vote?

This Proxy Statement and the BLUE proxy card are provided in connection with the solicitation of proxies by our Board of Directors for the Annual Meeting. Proxy materials, including this Proxy Statement and the BLUE proxy card, were filed with the Securities and Exchange Commission, or the “SEC”, on July 10, 2012, and we expect to first make this Proxy Statement available to our stockholders on or about July 11, 2012. Solicitation may be made by directors and officers of the Company, via electronic or regular mail, telephone, facsimile, press releases or personal interview. In addition, we have retained Alliance Advisors, LLC to assist in the distribution and solicitation of proxies. Appendix A sets forth certain information relating to our directors and certain of our officers and employees who are deemed to be “participants” in our solicitation of proxies under the applicable rules of the SEC.

How do I attend the Annual Meeting?

The meeting will be held on at the Doubletree Hotel Mission Valley, 7450 Hazard Center Drive, San Diego, California 92108 on July 25, 2012 at 2:00 p.m., Pacific Time. Directions to the Annual Meeting may be found at the Company’s website, www.purebio.com. Information on how to vote in person at the Annual Meeting is discussed below.

On what am I being asked to vote?

You are being asked to vote on the following three matters in connection with the Annual Meeting:

Item 1 (Election of Directors).  The election of six directors, who will serve until the Company’s 2013 annual meeting of stockholders and until their successors have been duly elected and qualified;

Item 2 (Approval of Amendment to Certificate of Incorporation to Effect Reverse Stock Split).  The approval of the amendment of our Certificate of Incorporation to effect a reverse stock split within a range of no less than 1-for-4 or greater than 1-for-10 and consolidate the number of issued and outstanding shares of our common stock; and

Item 3 (Ratification of the Independent Registered Public Accounting Firm).  The ratification of the selection of Mayer Hoffman McCann P.C. as the Company’s independent registered public accounting firm for the fiscal year ending July 31, 2012.

What are the Board of Directors’ recommendations?

Unless you give other instructions on your BLUE proxy card, the persons named as proxy holders on the BLUE proxy card will vote in accordance with the recommendations of the Board of Directors. As set forth in this Proxy Statement, the Board of Directors recommends a vote “FOR” all of the Board’s nominees to be elected as directors, “FOR” the amendment to our Certificate of Incorporation to effect a reverse stock split, and “FOR” the ratification of the selection of Mayer Hoffman McCann P.C. as the Company’s independent registered public accounting firm for the fiscal year ending July 31, 2012.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU DO NOT SIGN OR RETURN OR OTHERWISE CAST A VOTE USING ANY PROXY CARD FURNISHED BY THE COALITION.

With respect to any other matter that properly comes before the Annual Meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion in accordance with their best judgment.

What if another matter is properly brought before the meeting?

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

Who can vote at the Annual Meeting?

Only stockholders of record at the close of business on June 26, 2012, or the “Record Date”, will be entitled to vote at the Annual Meeting. On the Record Date, there were 54,657,074 shares of common stock outstanding and entitled to vote. Each outstanding share of the Company’s common stock is entitled to one vote on each matter that comes before the Annual Meeting.

As previously disclosed and as further described in Item 2 (Approval of Amendment to Certificate of Incorporation to Effect Reverse Stock Split), in September 2011 we received an initial notification from The NASDAQ Stock Market, or “NASDAQ”, notifying us that our common stock no longer met NASDAQ’s requirements for continued listing on the NASDAQ Capital Market under NASDAQ Listing Rule 5550(a)(2), or the “Bid Price Rule”.  Although our annual stockholder meetings have typically been held in January, we felt it prudent to schedule this Annual Meeting for a later date in order to allow us to seek stockholder approval of a reverse stock split proposal at the Annual Meeting in the event that we would choose to, or NASDAQ would require us to, effect such a reverse stock split in order to maintain our listing on the NASDAQ Capital Market.  Scheduling the Annual Meeting on July 25 allowed us the maximum amount of time to regain compliance with the Bid Price Rule while still meeting NASDAQ’s requirement to hold the Annual Meeting within our fiscal year.  Following our receipt of additional notifications of delisting from NASDAQ in March 2012, our appeal of such delisting determinations, and an oral appeal hearing before a NASDAQ Hearings Panel, or the “Panel”, on May 17, 2012, we received from NASDAQ its decision letter regarding our appeal of the delisting determination on June 21, 2012.  NASDAQ’s decision letter notified us that the Panel has granted our request to remain listed on the NASDAQ Capital Market subject to our satisfaction of certain conditions, including our attempt to obtain the approval of our stockholders to implement a reverse stock split, which approval we are seeking at the Annual Meeting (see Item 2 (Approval of Amendment to Certificate of Incorporation to Effect Reverse Stock Split)). We promptly filed our Preliminary Proxy Statement four days after receiving the decision letter from NASDAQ.

In light of the uncertainties surrounding NASDAQ’s decision and the urgent need to schedule an annual stockholder meeting prior to the end of our fiscal year, we could not initiate the inquiry required by Rule 14a-13(a)(1) promulgated under the Securities Exchange Act of 1934, as amended, or the “Exchange Act”, a full 20 business days prior to our record date, and thus did not comply with Exchange Act Rule 14a-13(a)(3).  We initiated that inquiry as soon as we established the Record Date for the Annual Meeting based on the timeline we were following to attempt to maintain our listing on the NASDAQ Capital Market, as described above.  We have received assurance that the broker inquiry required by Exchange Act Rule 14a-13(a)(1) that has been conducted on our behalf has produced a complete data set of stockholders, banks and brokers as of the Record Date, and accordingly we believe that any failure to comply with Rule 14a-13(a)(3) has not resulted and will not result in any failure to satisfy the other communications requirements of Exchange Act Rule 14a-13.

What is the difference between holding shares as a registered stockholder and as a beneficial owner?

Registered Stockholder / Stockholder of Record: Shares Registered in Your Name.  If on the Record Date your shares were registered directly in your name with our transfer agent, Computershare Trust Company, N.A., then you are a stockholder of record. As a stockholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed BLUE proxy card or vote by proxy over the telephone or on the Internet as instructed below to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank.  If on the Record Date your shares were not held in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account by following the voting instructions provided by your broker or other agent. Due to the contested election of directors, if you do not provide your broker or other agent with instructions on how to vote your shares, your broker or other agent will not be able to vote your shares on any proposal at the Annual Meeting. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy from your broker or other agent.

What will happen if I do not vote my shares?

Registered Stockholder / Stockholder of Record.  If you are the registered shareholder of your shares and you do not vote by proxy card, by telephone, via the Internet or in person at the Annual Meeting, your shares will not be voted at the Annual Meeting.

Beneficial Owner.  If you are the beneficial owner of your shares held in “street name” and you do not provide specific voting instructions to your broker or nominee, your shares will not be voted at the Annual Meeting. Under applicable rules of the Nasdaq Stock Market, your broker or nominee does not have discretion to vote your shares at the Annual Meeting.

How do I vote?

By Mail.  Registered stockholders may vote their shares by signing, dating and mailing the enclosed BLUE proxy card using the enclosed postage pre-paid envelope. The Company strongly encourages you, however, to consider using the Internet or telephone voting options described below because these voting methods are faster and less costly than voting by mailing your signed and dated BLUE proxy card to us. If you vote via the Internet or telephone, you do not need to mail your BLUE proxy card.

By Internet.  Registered stockholders may vote on the Internet at www.proxyvote.com. Please have your BLUE proxy card in hand when going online and follow the online instructions. Stockholders that vote by Internet must bear all costs associated with electronic access, including Internet access fees. Internet voting is available for registered stockholders at any time until 11:59 p.m., Pacific Time, on July 24, 2012, the day before the Annual Meeting.

By Telephone.  Registered stockholders may also vote by telephone by calling 800-690-6903 (toll-free) and using any touch-tone telephone to transmit their votes. Please have your BLUE proxy card in hand when calling and follow the instructions. The control number necessary to vote your shares by telephone can be found on the enclosed BLUE proxy card. Stockholders that vote by telephone must bear all costs associated with calling, including calling or other telephone fees. Telephone voting is available for registered stockholders at any time until 11:59 p.m., Pacific Time, on July 24, 2012, the day before the Annual Meeting.

If your shares are held of record in the name of a bank, broker or other agent you should follow the separate instructions that your bank, broker or other agent provides to you. Although most banks and brokers now offer Internet and telephone voting, availability and specific processes will depend on their voting arrangements.

If you attend the Annual Meeting and wish to vote in person, you may request a ballot when you arrive. Alternatively, if you are a registered stockholder (you own shares in your own name) and you attend the Annual Meeting, you may deliver your signed and dated BLUE proxy card in person. If your shares are held of record in the name of your bank, broker or other agent and you would like to vote in person at the Annual Meeting, you must bring to the Annual Meeting a letter from your bank, broker or other agent indicating that you were the beneficial owner of the Company shares on the Record Date and have been granted a proxy by the your bank, broker or agent to vote the shares.

Can I change my vote after I return my proxy card?

After you have submitted your proxy, you may change your vote at any time before the proxy is exercised by submitting to the Secretary of the Company either a written notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders with respect to your shares will be suspended if you attend the Annual Meeting and so request to the Secretary of the Company and/or vote in person, although attendance at the Annual Meeting will not by itself revoke a previously granted proxy. If you voted by telephone or the Internet and wish to change your vote, you may call the toll-free number or go to the Internet site, as may be applicable in the case of your earlier vote, and follow the directions for changing your vote.

What does it mean if I receive more than one BLUE proxy card or BLUE voting instruction form?

If your shares are registered in more than one name or are held in more than one account, you will receive more than one BLUE proxy card or BLUE voting instruction form. Please sign, date and return all of the BLUE proxy cards or BLUE voting instruction forms that you receive (or vote by telephone or the Internet all of the shares on all of the BLUE proxy cards or BLUE voting instruction forms received) to ensure that all of your shares are voted.

As previously noted, the Coalition is soliciting proxies to elect its own slate of six nominees for election as directors at the Annual Meeting. As a result, you may receive proxy cards from both the Coalition and the Company. To ensure that stockholders have the Company’s latest proxy information and materials to vote, our Board of Directors may conduct multiple mailings prior to the date of the Annual Meeting, each of which will include a BLUE proxy card regardless of whether or not you have previously voted. Only the latest dated proxy card you vote will be counted.

How may I obtain assistance in voting, completing my BLUE proxy card or with other questions regarding the Annual Meeting?

If you need assistance in voting by telephone or over the Internet or completing your BLUE proxy card or have questions regarding the Annual Meeting, please contact:
Alliance Advisors, LLC
200 Broadacres Drive, 3rd Floor
Bloomfield, NJ  07003
877-777-5603
 (Banks and brokers please call: 973-873-7710)

What should I do if I receive a proxy card from the Coalition?

The Coalition is soliciting proxies in support of its nominees. Our Board of Directors recommends that you do NOT sign or return or otherwise cast a vote using any proxy card furnished by the Coalition. You are not required to respond to any materials provided to you by the Coalition and may choose to simply ignore them. Even a vote against the Coalition’s nominees using its card will revoke any previous proxy given to the Company. If you have already sent a proxy card to the Coalition, you may revoke it and provide your support to the Board’s six director nominees and our other proposals in this Proxy Statement by delivering a subsequent proxy by signing, dating and returning the enclosed BLUE proxy card in the enclosed postage prepaid envelope or using the Internet or telephone voting options described in this Proxy Statement and the enclosed BLUE proxy card. Only the latest dated proxy card you vote will be counted.

How many votes must be present to hold the Annual Meeting?

A majority of the votes eligible to be cast at the Annual Meeting by holders of our common stock represented in person or by proxy is required for a quorum. Under Delaware law, shares represented by proxies that reflect abstentions or “broker non-votes” will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. As of the Record Date, 54,657,074 shares of common stock of the Company were outstanding.

In order for us to determine that enough votes will be present to hold the Annual Meeting, we urge you to vote by submitting the BLUE proxy card or, if you do not receive a proxy card, the voting instruction form provided by your bank or broker, even if you plan to attend the meeting.

What vote is required to approve each item?

Item 1 (Election of Directors).  Only six directors may be elected at the Annual Meeting. Directors will be elected by an affirmative vote of a plurality of the shares of common stock present and entitled to vote, in person or by proxy, at the Annual Meeting. The nominees receiving the six highest numbers of votes will become directors. The Company’s Certificate of Incorporation does not provide for cumulative voting. Abstentions will have no effect on the election of directors because they will not represent votes cast for the purpose of voting on the matter. Broker non-votes occur when a person holding shares through a bank or brokerage account does not provide instructions as to how his or her shares should be voted, and the broker either does not exercise, or is not permitted to exercise, discretion to vote those shares on a particular matter. Brokers may not exercise discretion to vote shares as to which instructions are not given with respect to the election of directors at the Annual Meeting, and therefore, broker non-votes will have no impact on the election of directors.

Item 2 (Approval of Amendment to Certificate of Incorporation to Effect Reverse Stock Split).  The proposal to authorize the amendment of the Company’s Certificate of Incorporation in order to effect a reverse stock split within a range of no less than 1-for-4 or greater than 1-for-10 will be approved if the holders of a majority of the outstanding shares of our common stock affirmatively vote to approve such proposal. Each outstanding share will be entitled to one vote. Abstentions will have the same effect as a vote against this proposal. Brokers may not exercise discretion to vote shares as to which instructions are not given with respect to this item, and therefore, broker non-votes will also have the same effect as a vote against this proposal.

Item 3 (Ratification of the Independent Registered Public Accounting Firm).  The proposal to ratify the selection of Mayer Hoffman McCann P.C. as the Company’s independent registered public accounting firm for the fiscal year ending July 31, 2012 will be approved if the number of votes cast in favor of the proposal exceeds the number of votes cast against the proposal. Each outstanding share will be entitled to one vote. Abstentions will have no effect on this matter because they will not represent votes cast for the purpose of voting on this proposal. Due to the contested election of directors, brokers may not exercise discretion to vote shares as to which instructions are not given with respect to this item, and therefore, broker non-votes will have no impact on the ratification of the Company’s independent registered public accounting firm.

As previously disclosed and as further described in Item 2 (Approval of Amendment to Certificate of Incorporation to Effect Reverse Stock Split), in September 2011 we received an initial notification from NASDAQ notifying us that our common stock no longer met NASDAQ’s requirements for continued listing on the NASDAQ Capital Market under the Bid Price Rule.  Although our annual stockholder meetings have typically been held in January, we felt it prudent to schedule this Annual Meeting for a later date in order to allow us to seek stockholder approval of a reverse stock split proposal at the Annual Meeting in the event that we would choose to, or NASDAQ would require us to, effect such a reverse stock split in order to maintain our listing on the NASDAQ Capital Market.  Scheduling the Annual Meeting on July 25 allowed us the maximum amount of time to regain compliance with the Bid Price Rule while still meeting NASDAQ’s requirement to hold the Annual Meeting within our fiscal year.  Following our receipt of additional notifications of delisting from NASDAQ in March 2012, our appeal of such delisting determinations, and an oral appeal hearing before the Panel on May 17, 2012, we received from NASDAQ its decision letter regarding our appeal of the delisting determination on June 21, 2012. NASDAQ’s decision letter notified us that the Panel has granted our request to remain listed on the NASDAQ Capital Market subject to our satisfaction of certain conditions, including our attempt to obtain the approval of our stockholders to implement a reverse stock split, which approval we are seeking at the Annual Meeting (see Item 2 (Approval of Amendment to Certificate of Incorporation to Effect Reverse Stock Split)). We promptly filed our Preliminary Proxy Statement four days after receiving the decision letter from NASDAQ.

In light of the uncertainties surrounding NASDAQ’s decision and the urgent need to schedule an annual stockholder meeting prior to the end of our fiscal year, we could not initiate the inquiry required by Exchange Act Rule 14a-13(a)(1) a full 20 business days prior to our record date, and thus did not comply with Exchange Act Rule 14a-13(a)(3).  We initiated that inquiry as soon as we established the Record Date for the Annual Meeting based on the timeline we were following to attempt to maintain our listing on the NASDAQ Capital Market, as described above.  We have received assurance that the broker inquiry required by Exchange Act Rule 14a-13(a)(1) that has been conducted on our behalf has produced a complete data set of stockholders, banks and brokers as of the Record Date, and accordingly we believe that any failure to comply with Rule 14a-13(a)(3) has not resulted and will not result in any failure to satisfy the other communications requirements of Exchange Act Rule 14a-13.

Please note that brokers may not use discretionary authority to vote shares on any proposal to be voted on at the Annual Meeting if they have not received instructions from their clients. As a result, if your shares are held of record by your broker, bank, or other holder and you do not provide instructions as to how your shares are to be voted in the election of directors, the approval of the amendment to the Company’s Certificate of Incorporation to effect a reverse stock split, or the ratification of the Company’s independent registered public accounting firm, your broker, bank, or other holder of record will not be able to vote your shares on any of those proposals. We urge you to provide instructions to your broker, bank, or other holder of record so that your votes may be counted on these important matters, especially the election of directors and the approval of the amendment to our Certificate of Incorporation to effect a reverse stock split. We urge you to vote your shares by following the instructions provided in these proxy materials or the voting instruction form provided by your broker, bank, or other holder of record to ensure that your shares are voted on your behalf. Please vote your proxy so your vote can be counted.

Proxies and ballots will be received and tabulated by an inspector of election for the Annual Meeting. The inspector of elections has not yet been determined, and will be appointed by the Chairman of the Annual Meeting.

Who will bear the cost of soliciting votes for the Annual Meeting?

The Company is bearing the cost of providing this Proxy Statement and the enclosed BLUE proxy card in connection with the solicitation of proxies on behalf of our Board of Directors. The Company does not expect to pay any additional compensation to any of our directors or officers for the solicitation of proxies. We will reimburse brokers, nominees and similar record holders for reasonable expenses incurred in mailing proxy materials to beneficial owners and the fees and expenses of Alliance Advisors, LLC described below.

As a result of the proxy contest conducted by the Coalition, the Company has retained Alliance Advisors, LLC to assist in the distribution and solicitation of proxies for aggregate total fees estimated to be approximately $45,000, plus reimbursement of out-of-pocket expenses. Alliance Advisors, LLC expects that approximately 25 of its employees will assist in the solicitation. The Company’s total expenses (other than salaries and wages of officers and employees) related to the solicitation of stockholders as a result of the proxy contest conducted by the Coalition in excess of those normally spent for an annual meeting of stockholders are currently expected to be between approximately $150,000 and $250,000, of which approximately $75,000 has been incurred to-date.

Your cooperation in promptly voting your shares by submitting your proxy via the Internet or telephone or by completing and returning the enclosed BLUE proxy card or, if you do not receive a proxy card, the voting instruction form provided by your bank or broker, will help to avoid additional expense.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

Our Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended July 31, 2011, or the “Annual Report”, are available on the Internet at www.proxyvote.com. This website address contains the following documents: the Notice of the Annual Meeting that accompanies the Proxy Statement, the Proxy Statement and our Annual Report. You are encouraged to access and review all of the important information contained in these proxy materials before voting.

Annual Report

Copies of our Annual Report are also available on the Internet on the Investor Relations section of our website, www.purebio.com, and on the SEC’s website, www.sec.gov. Additionally, copies of our Annual Report are available free of charge upon written request to the office of Investor Relations, Pure Bioscience, Inc., 1725 Gillespie Way, El Cajon, California 92020. Exhibits will be provided upon written request.

Security Ownership of Certain Beneficial Owners and Management

The following table provides information regarding the beneficial ownership of our common stock as of June 26, 2012, or the “Evaluation Date”, by: (i) each of our directors, (ii) each of our Named Executive Officers (as defined under the heading “Executive Compensation” elsewhere in this Proxy Statement) and (iii) all such directors and Named Executive Officers as a group. We know of no other person or group of affiliated persons who beneficially own more than five percent of our common stock. The table is based upon information supplied by our Named Executive Officers, directors and principal stockholders and a review of Schedules 13D and 13G, if any, filed with the SEC. Unless otherwise indicated in the footnotes to the table and subject to community property laws where applicable, we believe that each of the stockholders named in the table has sole voting and investment power with respect to the shares indicated as beneficially owned.

Applicable percentages are based on 54,657,074 shares outstanding as of the Evaluation Date, adjusted as required by rules promulgated by the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, the rules provide that shares of our common stock issuable pursuant to the exercise of stock options or warrants that are either immediately exercisable or exercisable within 60 days of the Evaluation Date be included as shares beneficially owned. These shares are deemed to be outstanding and beneficially owned by the person holding those options for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

Name (1)	Number of Shares Beneficially Owned		Percent of Common Stock
Gregory H. Barnhill	704,589	(2)	1.29%
Dennis Brovarone	385,141	(3)	*
John J. Carbone, MD	147,750	(4)	*
Michael L. Krall	1,581,796	(5)	2.88%
Paul V. Maier	205,400	(6)	*
Donna Singer	522,755	(7)	*
All of our executive officers and directors as a group (6 persons)	3,547,431	(8)	6.40%

*    Indicates less than one percent of the outstanding shares of the Company’s common stock.
(1)	The address for each person listed in the table above is listed in Appendix A of this Proxy Statement.
(2)	Consists of 704,589 shares of common stock held directly by Mr. Barnhill.
(3)
Consists of (a) 130,000 shares of common stock subject to options currently exercisable or exercisable within 60 days of the Evaluation Date, and (b) 255,141 shares of common stock held directly by Mr. Brovarone.

(4)
Consists of (a) 50,000 shares of common stock subject to options currently exercisable or exercisable within 60 days of the Evaluation Date, and (b) 97,750 shares of common stock held directly by Dr. Carbone.

(5)
Consists of (a) 300,000 shares of common stock subject to options currently exercisable or exercisable within 60 days of the Evaluation Date, and (b) 1,281,796 shares of common stock held directly by Mr. Krall.

(6)
Consists of (a) 150,000 shares of common stock subject to options currently exercisable or exercisable within 60 days of the Evaluation Date, and (b) 55,400 shares of common stock held directly by Mr. Maier.

(7)
Consists of (a) 150,000 shares of common stock subject to options currently exercisable or exercisable within 60 days of the Evaluation Date, and (b) 372,755 shares of common stock held directly by Ms. Singer.

(8)
Consists of (a) 780,000 shares of common stock subject to options currently exercisable or exercisable within 60 days of the Evaluation Date, and (b) 2,767,431 shares of common stock held directly by all directors and executive officers as a group.

Item 1.  Election of Directors

At the Annual Meeting, stockholders will be asked to elect six directors to serve until the next annual meeting of stockholders and until their respective successors are elected and qualified. All six incumbent directors have been nominated for re-election for one-year terms. Directors will be elected by an affirmative vote of a plurality of the shares of common stock present and entitled to vote, in person or by proxy, at the Annual Meeting. In the event that any nominee for director should become unavailable, it is intended that votes will be cast, pursuant to the enclosed proxy, for such substitute nominee as may be nominated by the Board of Directors. The Board of Directors has no present knowledge that any of the persons named will be unavailable to serve.

The Board’s Recommendation to Vote for its Slate of Director Nominees and its View of the Coalition’s Nominees

Our Board strongly believes that the election of the nominees proposed by the Coalition in place of our Board’s nominees for director is not in the best interests of our Company and all of our stockholders. Our directors have significant and varied experience in the industries in which we operate, as well as intimate knowledge of our Company through their years of dedicated service on the Board. We are committed to, and have been working diligently to execute, our business and strategic plan to maximize the value of our Company for all stockholders. Our Board believes its interests are strongly aligned with those of our stockholders, both as a result of each of our director’s long-standing dedication and commitment to the Company’s execution of its strategic plan, and as a result of the collective beneficial ownership of directors in our common stock, which as a group represented approximately 6.4% of our total outstanding common stock as of the Record Date. While there can be no guarantee that we will successfully execute our current strategy and business plan, we are committed to the exploration of all possible means of maximizing stockholder value.

After taking back direct control of our sales and marketing functions from Richmont Sciences, we believe we are just now nearing the point at which we expected to be in late 2010 when the US EPA registered our disinfectant and food contact surface sanitizer.  Our sales team has developed a comprehensive and accelerated awareness, educational, marketing and sales strategy and is executing it through multiple channels.

•
Our Mission: To bring the paradigm changing SDC technology to market in a manner that allows an organized approach and planning; disciplined pricing that meets our margin requirements as well as market realities; control and growth of our brand; and efficient supply-chain structure so that fewer entities sell higher volumes resulting in increased product usage and acceptance.

•	Our Strategy: Develop partnerships with companies that have competencies and customers in the sales channels and vertical markets necessary to meet our mission.

•
Our Marketing Approach: The foundation of our marketing program remains our highly trained technical and scientific team, the members of which have a combined 24 years of experience with our technology and its chemistry, regulation and implementation.  Our technical team, along with our seasoned sales executives, has developed strong relationships with current and potential distributors and customers in our target markets.

•
Recent Program Changes: Based on our market research, we established competitive pricing models that meet our objectives in each channel.  We also made packaging changes to improve price efficiencies, and introduced of the PURE Complete Cleaning, Sanitizing and Disinfecting System in April.  This bundled system is a cost-effective product line for commercial and institutional end-users, janitorial service providers and the distributors that supply them.

•
Gaining Market Acceptance: Our sales and technical teams are involved with proof-of-concept studies, field testing or introductory trial programs for our products in the following markets: janitorial/sanitation, food preparation, hospitality, leisure and entertainment, transportation, education, sports and fitness, agriculture and food processing, healthcare, veterinary, military, oil and gas, personal care and preservative, correctional facilities, non-woven and durable textiles, and industrial and consumer water treatment.

•
Demonstrating Results: With our arsenal of new marketing tools, research, intelligent pricing structure and expanded product line, we are now prepared to engage key end-users to enhance industry credibility.  The growing base of clients includes corporate and institutional customers including businesses, hospitals, churches and the military.  We are leveraging our success with key end-users to attract distributors that support these accounts and others like them.  At the same time, we are approaching distributors and key accounts in other regions and channels to replicate the success of this program.

•
Protecting Stockholders’ Assets: In addition to new sales and marketing initiatives, we continue to maintain and strengthen our global patent portfolio, in-house research and development projects, product development and field testing programs.

The Coalition would have you believe that its actions are in the best interests of the Company and you, the Company’s stockholders.  In our opinion, other than a list of generic initiatives in water treatment and industrial applications as outlined in its proxy statement, the Coalition offers few concrete details of its plans for the Company and has failed to present an articulated, credible strategy on how the Coalition Nominees would return increased value to you. The centerpiece of the Coalition’s campaign is the election of its six nominees to serve on our Board of Directors. However, the nominees that the Coalition has proposed do not, in our Board’s view, possess the relevant skills and experience necessary to direct the Company and achieve value for our stockholders.

Further, by nominating a complete replacement slate of directors and stating in its proxy that it intends to replace our current CEO, we believe the Coalition is attempting to take control of the Company on behalf of Richmont without giving you, the Company’s stockholders, any immediate value in return. The Coalition is not offering to buy your shares or to pay a control premium. To the contrary, as of the Record Date, the Coalition controlled less than 0.6% of our outstanding common stock.

Our Board believes the Coalition is not motivated to benefit the Company’s stockholders, but is instead motivated by the desire to extract personal benefits to John Rochon and Mr. Rochon’s other businesses, friends and business partners, at the expense of our stockholders. The Board has come to this determination following the Company’s experiences and interactions with Mr. Rochon over a two-year period, during which another company controlled by Mr. Rochon, Richmont Sciences, LLC, or “Richmont Sciences”, was to market and sell the Company’s products pursuant to an alliance agreement with the Company. Contrary to Mr. Rochon’s assurances, however, this relationship yielded little revenues for the Company over the two-year period of its engagement, as shown in the following chart based upon the Company’s accounting records.

(1)	Richmont Sciences served as our exclusive sales and marketing agent for our cornerstone products from October 2009 through June 2011.
(2)	Sales outside of the scope of Richmont Sciences’ exclusivity included sales to niche personal care product customers and limited customers of ours that pre-existed the Richmont Sciences contract.

As a result of our disappointment in Richmont Sciences’ performance, in June 2011, we terminated our agreement with Richmont Sciences and filed suit against Richmont Sciences to collect on outstanding invoices owed to us. Since then, Richmont Sciences and an affiliated entity, Richmont Holdings, LLC, filed a cross-complaint for damages against us asserting contract, tort and statutory (trade secret) claims, and we then filed a cross-complaint for compensatory and punitive damages against both Richmont entities asserting contract and fraud claims. The court has since ordered that we participate in mediation with both Richmont entities to attempt to resolve the dispute, which must commence no later than August 30, 2012. If such mediation is not successful and the dispute continues to trial, the court has established November 26, 2012 as the date for the commencement of the trial. Our Board intends to vigorously pursue our claims and defend against the cross-claims of both Richmont entities. However, in spite of the lack of Richmont Sciences’ performance shown in the chart above during the period of the alliance relationship, and the fact that it still owes money to us, Mr. Rochon and the other Coalition Nominees have identified their plan, if elected, to terminate the Company’s litigation and re-establish its alliance relationship with Richmont Sciences. Our Board believes that this plan is motivated by Mr. Rochon’s interest in benefitting Richmont Sciences and not in benefitting our stockholders.

For these reasons, among others, our Board believes that the re-election of our current directors, and not the election of the Coalition Nominees, will further the best interests of all of our stockholders.

Information Concerning our Directors and our Nominees for our Board of Directors

The table and descriptions below set forth the principal occupation or employment and principal business of the employer, if any, of each director and nominee for director, as well as his or her age, business experience, qualifications and other directorships held by him or her and the period during which he or she has previously served as director of the Company. Each nominee has consented to being named in this Proxy Statement as a nominee for election as a director and has agreed to serve as a director if elected. The Board of Directors has made an affirmative determination as to the independence of each nominee other than Mr. Krall, the Company’s President and Chief Executive Officer, and Ms. Singer, the Company’s Executive Vice President.

In addition to the information presented below regarding each nominee’s specific experience, qualifications and attributes that led our Board to the conclusion that he or she should serve as a director, we also believe that all of our director nominees have a reputation for integrity, honesty and adherence to high ethical standards. They each have demonstrated business acumen and an ability to exercise sound judgment, as well as a commitment of service to the Company and our Board.

Name	Age	Position with the Company	Year First Elected
Gregory H. Barnhill	59	Director	2001
Dennis Brovarone	56	Director	1996
John J. Carbone, MD	50	Director	2010
Michael L. Krall	60	President, CEO, Interim CFO, Chairman, Director	1992
Paul V. Maier	64	Director	2008
Donna Singer	42	Executive Vice President, Director	1998

Business Experience of Nominees

Gregory H. Barnhill   Mr. Barnhill is a Partner in Brown Advisory Securities, LLC, a member firm of the Financial Industry Regulatory Authority, Inc. (FINRA). Previously, Mr. Barnhill served as Managing Director of North American Equity Sales at Deutsche Banc Alex Brown Inc., an investment services firm. He joined the firm in 1975, following his graduation from Brown University with a degree in economics. Mr. Barnhill is on the board of Osiris Therapeutics, Inc. (NASDAQ: OSIR), a biotechnology company, and serves as a board member for a number of charitable and philanthropic organizations.  We believe and have concluded that Mr. Barnhill’s extensive knowledge of capital and securities markets, experience with other publicly held corporations and  deep understanding of our business, operations, and strategic objectives make him a suitable candidate for re-election to the Board of Directors.

Dennis Brovarone   Mr. Brovarone has been practicing corporate and securities law since 1986 and as a sole practitioner since 1990, specializing in U.S. public companies. He was elected to the Board in April 1996, and acted as counsel to the Company at the time of our initial public offering in that year. Mr. Brovarone has served as securities counsel to the Company since that time. We believe and have concluded that Mr. Brovarone’s extensive knowledge of U.S. securities law and capital markets, experience in strategic transactions and mergers and acquisitions, technical skills across various industries, and deep understanding of our business and operations which he has acquired through his more than sixteen years of service to the Company make him a suitable candidate for re-election to the Board of Directors

John J. Carbone, MD   Dr. Carbone is a Board Certified Orthopedic Surgeon and a Fellow of the American Academy of Orthopedic Surgeons. Since 2004, he has served as the Director, Orthopedic Spine Services at Harbor Hospital in Baltimore, Maryland. Dr. Carbone earned a bachelor's degree in engineering from The United States Merchant Marine Academy in 1983. He served as a marine engineer for Military Sealift Command until 1988 and as a lieutenant in the United States Naval Reserve until 1993. He received his medical degree from the University of Maryland School of Medicine in 1992, and completed his orthopedic residency training and his reconstructive spinal surgery fellowship at The Johns Hopkins Hospital. Dr. Carbone has been a senior officer of two privately held orthopedic research and design companies, and is the inventor of several patented orthopedic devices and methods.  We believe and have concluded that Dr. Carbone’s significant knowledge of the medical device market and FDA regulatory processes and of business operations, which provides the Board with important insights into the Company’s business strategies and opportunities, in addition to his extensive contacts in the medical field and with medical device and pharmaceutical corporations, make him a suitable candidate for re-election to the Board of Directors.

Michael L. Krall   Mr. Krall is the Company’s founder. Additionally, he has held the positions of President, CEO and Chairman of the Board since 1993, and is an inventor or co-inventor on the majority of our SDC patent portfolio. We believe and have concluded that Mr. Krall’s unparalleled knowledge of our technology, our operations and our relationships with our partners, which he has acquired through his more than nineteen years of full-time service to, and leadership of, the Company makes him a suitable candidate for re-election to the Board of Directors. In addition, the Board also believes and has concluded that Mr. Krall’s leadership ability, dedication and commitment to excellence make him well suited to serve as Chairman of our Board.

Paul V. Maier   Since November 2009, Mr. Maier has served as Chief Financial Officer of Sequenom, Inc., a life sciences company based in San Diego, California. Previously, he served as Vice President, Chief Financial Officer and became Senior Vice President, Chief Financial Officer of Ligand Pharmaceutical Inc., a biotechnology company, from 1992 to 2007. Prior to Ligand Pharmaceutical, Mr. Maier served as Vice President, Finance at DFS West, a division of DFS Group, L.P., a private multinational retailer from October 1990 to October 1992. From February 1990 to October 1990, Mr. Maier served as Vice President and Treasurer of ICN Pharmaceuticals, Inc., a pharmaceutical and biotechnology research products company. Mr. Maier held various positions in finance and administration at SPI Pharmaceuticals, Inc., a biotechnology company and a publicly held subsidiary of ICN Pharmaceuticals Group, from 1984 to 1988, including Vice President, Finance from February 1984 to February 1987. Mr. Maier earned an M.B.A. from Harvard Graduate School of Business and a B.S. from Pennsylvania State University. Mr. Maier also serves on the boards of directors of International Stem Cell Corp., Talon Therapeutics, Inc., and Apricus Biosciences, Inc., publicly-held biotechnology companies.  We believe and have concluded that Mr. Maier’s deep knowledge and understanding of financial operations and regulatory environments, through his service in senior management and board positions of U.S. public companies in the life sciences industry make him a suitable candidate for re-election to the Board of Directors. Additionally, we believe and have concluded that his service on other public company boards combined with his business acumen and judgment provide our Board with valuable accounting, financial and operational expertise and leadership.

Donna  Singer   Ms. Singer is the Executive Vice President of the Company and has been a director since 1998. From 1996 to 1998, Ms. Singer served as Vice President of Operations for the Company. Ms. Singer has extensive knowledge of our technology, our operations and our markets for our SDC technology, having been a senior executive at the Company for sixteen years. As a result of her experience and expertise, we believe and have concluded that Ms. Singer provides the Board with important insight into our operations, business strategies, communications, current and proposed strategic partners and the markets in which we compete, and that Ms. Singer’s expertise makes her a suitable candidate for re-election to the Board of Directors.

Vote Required

Directors will be elected by an affirmative vote of a plurality of the shares of common stock present and entitled to vote, in person or by proxy, at the Annual Meeting. The nominees receiving the six highest numbers of votes will become directors. Abstentions and broker non-votes will not affect the election of any nominee to the Board of Directors at the Annual Meeting.

Our Board of Directors recommends a vote FOR the election of each of the Board’s nominees in accordance with the instructions on the enclosed BLUE proxy card or, if you do not receive a proxy card, the voting instruction form provided by your bank or broker, and urges you NOT to sign or return or otherwise vote your shares using any proxy card that you may receive from the Coalition. Even if you sign a proxy card sent to you by the Coalition, you have the right to change your vote by using the enclosed BLUE proxy card. Only the latest dated proxy card you vote will be counted.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE
“FOR” EACH OF THE DIRECTORS NOMINATED IN THIS ITEM 1.

Item 2.  Amendment to Certificate of Incorporation to Effect a Reverse Stock Split

We are asking our stockholders to approve an amendment to our Certificate of Incorporation to consolidate the number of issued and outstanding shares of our common stock with a reverse stock split, or the “Reverse Stock Split”, provided that the ratio for the Reverse Stock Split will not be (i) less than one (1) new, post-Reverse Stock Split share of our common stock, or a “New Common Share”, for each four (4) shares of common stock outstanding before the Reverse Stock Split, nor (ii) more than one New Common Share for each ten (10) shares of common stock outstanding before the Reverse Stock Split. Our Board believes that by reducing the number of shares of common stock outstanding through the Reverse Stock Split and thereby proportionately increasing the per share price of the Company’s common stock, the Company may be able to maintain the listing of its common stock on the NASDAQ Capital Market. Further, our Board believes that effecting the Reverse Stock Split may make the Company’s common stock more appealing to institutional investors and institutional funds, which could help to improve our liquidity and thereby benefit all of our stockholders.

The Reverse Stock Split will become effective at the time of the filing of the Certificate of Amendment to our Certificate of Incorporation with the Delaware Secretary of State, which is referred to as the “Effective Time”. Beginning at the Effective Time, each common stock certificate representing pre-Reverse Stock Split common shares will be deemed for all corporate purposes to evidence ownership of New Common Shares.

Approval of this proposal by our stockholders will provide the Board with the authority to proceed with the Reverse Stock Split. Acting pursuant to such approval, the Board would have the discretion to fix the exact ratio of the Reverse Stock Split, provided that the ratio may not be less than one-for-four or greater than one-for-ten. Prior to effecting the or Reverse Stock Split, the Company would provide notice of the record date for the Reverse Stock Split in accordance with the Delaware General Corporation Law and the rules of the SEC and The NASDAQ Stock Market, or “NASDAQ”. If our stockholders approve the Reverse Stock Split, the Board shall have the authority to cause the Company to file a Certificate of Amendment to its Certificate of Incorporation with the Delaware Secretary of State to amend the Company's existing Certificate of Incorporation in substantially the form as can be found at Appendix B to this Proxy Statement. The Reverse Stock Split will not change the percentage of common stock outstanding that any current stockholder holds, except for any changes as a result of the treatment of fractional shares.

The Board reserves its right to elect not to proceed with, and abandon, the Reverse Stock Split if it determines, in its sole discretion, that it is no longer in the best interests of our stockholders.

Purpose of the Reverse Stock Split

The primary purpose of the Reverse Stock Split is to attempt to increase the per share trading value of our common stock in an effort to maintain the listing of our common stock on the NASDAQ Capital Market.

Our common stock currently trades on the NASDAQ Capital Market under the symbol “PURE”. As previously disclosed, on September 16, 2011, we received a deficiency letter, or the “Notification Letter”, from NASDAQ notifying us that our common stock no longer met NASDAQ’s requirements for continued listing on the NASDAQ Capital Market under NASDAQ Listing Rule 5550(a)(2), or the “Bid Price Rule”, because the minimum bid price of our common stock did not equal or exceed $1.00 at least once over a period of 30 consecutive trading days prior to the date of the Notification Letter. Under NASDAQ Listing Rule 5810(c)(3)(A), we were afforded 180 calendar days, or until March 14, 2012, to regain compliance with the Bid Price Rule. We did not regain compliance with the Bid Price Rule by such date because the closing bid price of our common stock did not meet or exceed $1.00 per share for at least 10 consecutive business days during the applicable 180-day period. Accordingly, on March 15, 2012, we received from NASDAQ a second deficiency letter, or the “Second Notification Letter”, notifying us that our common stock continued to be at risk of delisting from the NASDAQ Capital Market. As described in the Second Notification Letter, we were not eligible for an additional grace period to regain compliance with the Bid Price Rule because, based on market information at that time and our stockholders’ equity as reported in our Quarterly Report on Form 10-Q for the period ended October 31, 2011, we did not satisfy all applicable requirements for listing on the NASDAQ Capital Market under NASDAQ Listing Rule 5505. On March 23, 2012, we received from NASDAQ an additional deficiency letter, or the “Third Deficiency Letter”, notifying us that, based on our stockholders’ equity as reported in our Quarterly Report on Form 10-Q for the period ended January 31, 2012, we did not satisfy the minimum stockholders’ equity for continued listing on the NASDAQ Capital Market under NASDAQ Listing Rule 5550(b)(1), and that such failure served as an additional basis for delisting our common stock. In accordance with NASDAQ’s applicable procedures, we appealed NASDAQ’s delisting determination by submitting to NASDAQ a written plan of compliance, which included our commitment to implement a reverse stock split of our common stock, and appearing before a NASDAQ Hearings Panel, or the “Panel”, at an oral hearing on May 17, 2012. On June 21, 2012, we received from NASDAQ its decision letter, or the “Decision Letter”, regarding our appeal of the delisting determination, which notified us that the Panel has granted our request to remain listed on the NASDAQ Capital Market subject to our satisfaction of certain conditions specified in the Decision Letter.  Among those conditions are that (i) we file this Proxy Statement in order attempt to obtain the approval of our stockholders of the Reverse Stock Split, (ii) we are able to consummate certain capital-raising transactions in accordance with specified deadlines provided in the Decision Letter, (iii) on or before August 20, 2012, we provide evidence to the Panel that the closing bid price of our common stock has been $1.00 or more for a minimum of ten consecutive trading days, and (iv) the Company keeps NASDAQ updated regarding its progress toward satisfying the conditions set forth in (i), (ii) and (iii) above.

Additionally, we believe that the Reverse Stock Split may help to improve our liquidity by making an investment in our common stock more attractive to institutional investors. We believe that a number of institutional investors and investment funds are reluctant to invest, and in some cases may be prohibited from investing, in lower-priced stocks and that brokerage firms are reluctant to recommend lower-priced stocks to their clients. By effecting the Reverse Stock Split, we believe that we may be able to raise the per share price of our common stock to a level that would be viewed more favorably by these classes of potential investors.

The Board intends to effect the Reverse Stock Split if it believes that the Reverse Stock Split is in the best interest of the Company and our stockholders. If the trading price of our common stock increases materially without a Reverse Stock Split, or if the Board decides not to effect the Reverse Stock Split for any other reason, the Board may exercise its discretion not to implement the Reverse Stock Split. If the Reverse Stock Split is effected, we intend to make all required filings with NASDAQ to ensure the continued listing and trading of our common stock on the NASDAQ Capital Market following the effectuation of the Reverse Stock Split.

Certain Risk Factors Associated with the Reverse Stock Split

If the Reverse Stock Split is effected, the resulting per share price of our common stock may not be sufficiently high to attract new investors and, consequently, the trading liquidity of our common stock may not improve.

While our Board believes that a higher stock price may help generate the interest of new investors, the Reverse Stock Split may not result in a per-share price that will attract certain types of investors, such as institutional investors or investment funds, and such share price may not satisfy the investing guidelines of institutional investors or investment funds. As a result, the trading liquidity of our common stock may not improve as a result of the Reverse Stock Split.

There can be no assurance that the total market capitalization of our common stock (the aggregate value of all of our common stock at the then market price) after the Reverse Stock Split will be equal to or greater than the total market capitalization before the Reverse Stock Split, or that the per share market price of our common stock following the Reverse Stock Split will either equal or exceed the current per share market price.

There can be no assurance that the market price per New Common Share will increase in proportion to the reduction in the number of shares of our common stock outstanding before the implementation of the Reverse Stock Split. For example, based on the closing price of our common stock on June 26, 2012 of $0.38 per share, if the Reverse Stock Split was implemented and approved at a ratio of one-for-four, there can be no assurance that the post-Reverse Stock Split market price of our common stock would increase proportionally to a price of $1.52 or greater. Accordingly, the total market capitalization of our common stock after the Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split. Moreover, in the future, the market price of our common stock following the Reverse Stock Split may not exceed or remain higher than the market price of our common stock prior to the Reverse Stock Split.

A decline in the market price of our common stock after the Reverse Stock Split may result in a greater percentage decline than would occur in the absence of a Reverse Stock Split, and the liquidity of our common stock could be adversely affected following the Reverse Stock Split.

If the Reverse Stock Split is effected and the market price of our common stock then declines, the percentage decline may be greater than would occur in the absence of the Reverse Stock Split. The market price of our common stock will, however, also be based on performance and other factors, which are unrelated to the number of shares outstanding. Additionally, the liquidity of our common stock could be adversely affected by the reduced number of shares that would be outstanding after the implementation of the Reverse Stock Split.

Impact of the Proposed Reverse Stock Split if Implemented

If approved and effected, the Reverse Stock Split will be realized simultaneously for all of our outstanding common stock, and the ratio of the Reverse Stock Split will be the same for all of our common stock. The Reverse Stock Split will affect all holders of our common stock uniformly and will not affect any stockholder's percentage ownership interest in the Company, except to the extent that the Reverse Stock Split would result in any holder of our common stock receiving cash in lieu of fractional shares. As described below, holders of our common stock otherwise entitled to fractional shares as a result of the Reverse Stock Split will be entitled to receive a cash payment in lieu of such fractional shares upon surrender of their stock certificates representing a fractional share interest. Any such cash payments could reduce the number of post-Reverse Stock Split holders of our common stock, to the extent there currently are stockholders who would otherwise receive less than one share of our common stock after the Reverse Stock Split. In addition, the Reverse Stock Split will not affect any stockholder’s proportionate voting power (subject to the treatment of fractional shares). However, because the number of authorized shares of common stock will not be reduced, the Reverse Stock Split will increase the Board’s ability to issue authorized and unissued shares without further stockholder action. After the Reverse Stock Split, the number of authorized shares of common stock will be 100,000,000 shares and the number of unissued shares of common stock would be approximately 87,485,732 shares if the ratio selected by the Board is one-for-four, and approximately 94,994,293 shares if the ratio selected by the Board is one-for-ten.

Based on the total number of our issued and outstanding shares of common stock as of June 26, 2012, which was 54,657,074 shares, the following table illustrates the approximate effects of various Reverse Stock Split ratios on the post-Reverse Stock Split numbers of issued and outstanding shares:

Reverse Stock Split Ratio	Common Stock Outstanding (1)	Authorized and Unissued Common Stock
1 for 4	13,664,268	86,335,732
1 for 5	10,931,414	89,068,586
1 for 6	9,109,512	90,890,488
1 for 7	7,808,153	92,191,847
1 for 8	6,832,134	93,167,866
1 for 9	6,073,008	93,926,992
1 for 10	5,465,707	94,534,293

(1) The post-Reverse Stock Split share numbers are approximate due to the rounding down of fractional share amounts that will occur in connection with a Reverse Stock Split. In addition to the reduction in the total number of outstanding shares set forth in the table, the principal effects of the Reverse Stock Split will be that:

•
proportionate adjustments will be made to the per share exercise price and the number of shares issuable upon the exercise of all outstanding options entitling the holders to purchase shares of our common stock, which will result in approximately the same aggregate price being required to be paid for such options upon exercise after the Reverse Stock Split as would have been required to be paid immediately preceding the Reverse Stock Split; and

•
the number of shares reserved for issuance under our existing stock option plans and employee stock purchase plans will be reduced proportionately to the ratio of the Reverse Stock Split that our Board decides to effectuate.

No Going Private Transaction

The Reverse Stock Split is not intended as, and will not have the effect of, a "going private transaction" covered by Rule 13e-3 under the Exchange Act. Following the split, we will continue to be subject to the periodic reporting requirements of the Exchange Act.

Fractional Shares

We will not issue fractional certificates for New Common Shares in connection with the Reverse Stock Split. Stockholders who otherwise would be entitled to receive fractional shares because they hold a number of pre-Reverse Stock Split shares not evenly divisible by the ratio that the Board decides upon will be entitled, upon surrender of certificate(s) representing such shares, to a cash payment in lieu thereof. The cash payment will be equal to the amount of the fraction of the share to which the stockholder would otherwise be entitled multiplied by the average of the closing prices (as adjusted to reflect the Reverse Stock Split) of our common stock as reported on the NASDAQ Capital Market during each of the five (5) trading days preceding the Effective Time. If such price is not available, the fractional share payment will be based on the average of the last bid and ask prices of our common stock on such days or other prices determined by our Board. The ownership of a fractional interest will not give the holder thereof any voting, dividend or other rights except to receive payment therefor as described herein.

After the Reverse Stock Split, stockholders will have no further interest in the Company with respect to their cashed-out shares. A person otherwise entitled to a fractional interest will not have any voting, dividend or other rights except to receive payment as described above.

Stockholders should be aware that, under the escheat laws of the various jurisdictions where a stockholder resides, where the Company is domiciled and where the funds will be deposited, sums due for fractional interests that are not timely claimed after the Effective Time may be required to be paid to the designated agent for each such jurisdiction. Thereafter holders of our common stock otherwise entitled to receive such funds may have to seek to obtain them directly from the state to which they were paid.

Effect on Registered and Beneficial Holders of our Common Stock

Upon the Reverse Stock Split, we intend to treat shares held by stockholders in “street name” through a bank, broker or other nominee in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding our common stock. However, these banks, brokers or other nominees may implement different procedures than those to be followed by registered stockholders for processing the Reverse Stock Split. If a stockholder holds shares of our common stock with a bank, broker or other nominee and has any questions in this regard, stockholders are encouraged to contact their bank, broker or other nominee.

Effect on Registered “Book-Entry” Holders of our Common Stock

Registered holders of our common stock may hold some or all of their shares electronically in book-entry form under the direct registration system for the securities. These stockholders will not have stock certificates evidencing their ownership of our common stock. However, they are generally provided with a statement reflecting the number of shares registered in their accounts.

If a stockholder holds registered shares in book-entry form, no action needs to be taken to receive New Common Shares or a cash payment in lieu of any fractional share interest, if applicable. If a stockholder is entitled to New Common Shares, a transaction statement will automatically be sent to the stockholder's address of record indicating the number of New Common Shares held following the Reverse Stock Split. If a stockholder is entitled to a payment in lieu of any fractional share interest, a check will be mailed to the stockholder's registered address as soon as practicable after the Effective Time. By signing and cashing the check, stockholders will warrant that they owned the shares of common stock for which they received a cash payment as of the Effective Time. The cash payment is subject to applicable federal and state income tax and state abandoned property laws. In addition, stockholders will not be entitled to receive interest for the period of time between the Effective Time of the Reverse Stock Split and the date any payment is received.

Effect on Registered Certificated Shares

Our transfer agent, Computershare Trust Company, N.A., will act as the exchange agent for purposes of implementing the exchange of registered certificated shares of our common stock. Holders of pre-Reverse Stock Split shares will be asked to surrender to the exchange agent certificates representing such shares in exchange for certificates representing New Common Shares in accordance with the procedures to be set forth in a letter of transmittal or other document the exchange agent will send to stockholders holding registered certificated shares. No new certificates will be issued to a stockholder until such stockholder has surrendered such stockholder’s outstanding certificate(s), together with all other items that the exchange agent may require, to the exchange agent. Any pre-Reverse Stock Split shares submitted for transfer, whether pursuant to a sale, other disposition or otherwise, will automatically be exchanged for New Common Shares.

No stockholder will be required to pay a transfer or other fee to exchange his, her or its certificates.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Accounting Matters

The Reverse Stock Split will not affect the par value of our common stock. As a result, as of the Effective Time of the Reverse Stock Split, the stated capital attributable to our common stock on our balance sheet will be reduced proportionately based on the ratio chosen by the Board for the Reverse Stock Split, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. The per share net income or loss will be restated because there will be fewer shares of common stock outstanding.

Potential Anti-Takeover Effect

The increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect. For example, the issuance of a large block of common stock could dilute the stock ownership of a person seeking to effect a change in the composition of the Board or contemplating a tender offer or other transaction for the combination of the Company with another company. However, the Reverse Stock Split proposal is not being proposed in response to any effort of which we are aware to accumulate shares of common stock, nor is it part of a plan by management to recommend to the Board and stockholders a series of amendments to our Certificate of Incorporation. Other than the proposal for the Reverse Stock Split, the Board does not currently contemplate recommending the adoption of any other amendments to our Certificate of Incorporation that could be construed to reduce or interfere with the ability of third parties to take over or change the control of the Company.

No Appraisal Rights

Under the Delaware General Corporation Law, our stockholders are not entitled to appraisal rights with respect to the Reverse Stock Split, and we will not independently provide stockholders with any such right.

Federal Income Tax Consequences Of the Reverse Stock Split

The following discussion summarizes the material U.S. federal income tax consequences of the Reverse Stock Split to holders of our common stock. This discussion is based on current provisions of the Internal Revenue Code of 1986, as amended, or the “Code”, current and proposed Treasury regulations, and judicial and administrative decisions and rulings as of the date of this Proxy Statement, all of which are subject to change (possibly with retroactive effect) and all of which are subject to differing interpretation. The following does not address all aspects of U.S. federal income taxation that may be relevant to our stockholders in light of their particular circumstances. In particular, this discussion deals only with stockholders that hold our common stock as capital assets within the meaning of the Code (generally, property held for investment). In addition, this discussion does not address the tax treatment of special classes of stockholders, such as banks, insurance companies, tax-exempt organizations, financial institutions, broker-dealers, persons holding our common stock as part of a hedge, straddle or other risk reduction, constructive sale or conversion transaction, U.S. expatriates, persons subject to the alternative minimum tax, foreign corporations, foreign estates or trusts and persons who are not citizens or residents of the United States for U.S. tax purposes. This discussion also may not apply to stockholders who acquired their common stock as compensation.

If a partnership (including, for this purpose, any entity treated as a partnership for U.S. federal income tax purposes) is a beneficial owner of our common stock, the U.S. federal income tax consequences to a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. A holder of our common stock that is a partnership, and the partners in such partnership, should consult their own tax advisors regarding the U.S. federal income tax consequences of the Reverse Stock Split.

Except with respect to cash received in lieu of fractional shares (as discussed in the paragraph below), no gain or loss should be recognized by a stockholder on the exchange of pre-Reverse Stock Split shares for New Common Shares pursuant to the Reverse Stock Split. In general, stockholders receiving cash in lieu of fractional shares should be deemed to have received such fractional shares and then exchanged such shares for the amount of cash received. Stockholders will have the same aggregate tax basis in their New Common Shares (including any fraction of a New Common Share deemed received) as in their pre-Reverse Stock Split shares. Each stockholder’s holding period for the New Common Shares (including any fraction of a New Common Share deemed received) will include the period during which the stockholder held the pre-Reverse Stock Split shares surrendered in the Reverse Stock Split.

Stockholders who receive cash in lieu of fractional shares generally should recognize gain or loss equal to the difference between the amount of cash received and the adjusted tax basis allocated to the fractional shares deemed received. Such gain or loss will constitute capital gain or loss and will constitute long-term capital gain or loss if the stockholder’s holding period exceeds one year as of the Effective Time.

The foregoing discussion is not intended to be, nor should it be construed to be, legal or tax advice to any particular stockholder. Nor does this discussion bind the Internal Revenue Service or any court. Moreover, this summary is not a complete analysis of all potential U.S. federal income tax consequences and does not address any non-income, foreign, state or local tax consequences. Accordingly, you are urged to consult your own tax advisors about the application of the U.S. federal income tax laws to your particular situation and applicable non-income, state, local and foreign tax consequences.

Vote Required

The affirmative vote of the holders of a majority of the outstanding shares of our common stock will be required to approve the authorization of the Board to effect the Reverse Stock Split by amendment of our Certificate of Incorporation. As a result, abstentions and broker non-votes, if any, will have the same effect as a vote against this Item 2.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE
“FOR” THE AMENDMENT TO OUR CERTIFICATE OF INCORPORATION
TO EFFECT THE REVERSE STOCK SPLIT.

Item 3.  Ratification of Selection of Independent Registered Public Accounting Firm

The Audit Committee (as defined below under the heading “Corporate Governance”) has selected Mayer Hoffman McCann P.C. as our independent registered public accounting firm for the fiscal year ending July 31, 2012, and is seeking ratification of such selection by our stockholders at the Annual Meeting. Our Board engaged Mayer Hoffman McCann P.C. in September 2007, and the firm has audited our financial statements for the fiscal years ended July 31, 2007 through July 31, 2011. Representatives of Mayer Hoffman McCann P.C. are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Neither our Bylaws nor other governing documents or law require stockholder ratification of the selection of our independent registered public accounting firm. However, the Audit Committee is submitting the selection of Mayer Hoffman McCann P.C. to our stockholders for ratification as a matter of good corporate practice. If our stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain Mayer Hoffman McCann P.C. Even if the selection is ratified, the Audit Committee in its discretion may appoint a different independent registered public accounting firm at any time during the year if our Audit Committee determines that such a change would be in the best interests of our stockholders.

Independent Registered Public Accounting Firm's Fees and Services

The following table provides information regarding the fees billed to us by Mayer Hoffman McCann P.C. for the years ended July 31, 2011 and 2010. All fees described below were approved by the Board or the Audit Committee:

	For the years ended July 31,
	2011	2010
Audit Fees (1)	$131,600	$212,000
Audit-Related Fees (2)	38,100	-
Tax Fees (3)	9,400	7,800
All Other Fees (4)	1,000	-
Total Fees	$180,100	$219,800

(1)
Audit Fees include fees for services rendered for the audit and/or review of our financial statements, including our Annual Reports on Form 10-K and our periodic reports; the review of our internal controls over financial reporting under Section 404 of the Sarbanes-Oxley Act of 2002; and fees for services rendered in connection with registration statements and other documents filed with the SEC.

(2)
Audit-Related Fees consist of amounts billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements. Amounts for the year ended July 31, 2011 included fees incurred primarily in relation to our at the market financing further detailed in the notes to the audited consolidated financial statements set forth in Part II, Item 8 of our Annual Report.

(3)	Tax Fees consist of amounts billed for services in connection with preparation of our federal and state tax returns.

(4)
All Other Fees consist of amounts billed for other permissible work by Mayer Hoffman McCann P.C. that is not included in the above category descriptions. Amounts for the year ended July 31, 2011 included fees incurred related to the SEC comment letters received in May 2011.

Pre-Approval Policies and Procedures

Our Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by our independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services. The independent auditor and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditor in accordance with this pre-approval. Any proposed services not included within the list of pre-approved services or any proposed services that will cause the Company to exceed the pre-approved aggregate amount requires specific pre-approval by the Audit Committee. All audit fees, audit-related fees, tax fees, and other fees listed in the table above were approved by the Audit Committee pursuant to its pre-approval policies and procedures.

Vote Required

Approval of this proposal requires the affirmative vote of a majority of the votes present, in person or by proxy, and voting on this proposal at a meeting at which a quorum is present. Abstentions and broker non-votes will not affect the vote on Item 3.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE SELECTION OF MAYER HOFFMAN MCCANN P.C. AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JULY 31, 2012.

Corporate Governance

Director Independence

Our Board of Directors has unanimously determined that a majority of the Board, or four of the six directors standing for election pursuant to this Proxy Statement, are “independent” directors as defined by NASDAQ Marketplace Rule 5605(a)(2). Messrs. Barnhill, Brovarone, Carbone and Maier have each been determined to be independent. Based upon such NASDAQ rules, the Board has determined that Mr. Krall and Ms. Singer are not independent because they currently are executive officers of the Company.

Information Regarding the Board of Directors and its Committees

The business affairs of the Company are managed under the direction of the Board of Directors, although the Board of Directors is not involved in the Company’s day-to-day operations. During the fiscal year ended July 31, 2011, the Board of Directors met seven times and took action by written consent on three occasions. Each director attended more than 75% of all Board of Directors and applicable committee meetings during such period. The Company encourages all of its directors to attend annual meetings of stockholders. All directors attended our 2011 annual meeting of stockholders.

In February 2008, our Board established an audit committee, or the “Audit Committee”, and a compensation committee, or the “Compensation Committee”. Each committee operates pursuant to a written charter, copies of which can be found on the Corporate Governance section of our website, www.purebio.com. Each of our Board committees is required to perform an annual self-performance evaluation, which evaluation includes a comparison of the performance of the respective committee in light of the requirements of its charter.

Audit Committee

The Audit Committee reviews our corporate accounting and financial reporting process on behalf of the Board. The Audit Committee has the sole authority to appoint, retain or terminate our independent auditors; approves in advance all audit and permissible non-audit services to be provided to us by our independent auditors; oversees the independence of our independent auditors; evaluates our independent auditors' performance; oversees and evaluates management's assessment of the effectiveness of internal control over financial reporting as of the end of each fiscal year; oversees and evaluates our accounting and financial controls; receives and considers our independent auditors' comments as to accounting and financial controls; discusses with management and our independent auditors our annual financial statements and the results of our independent auditors’ annual audit; discusses with management and our independent auditors, as applicable, the results of our independent auditors' interim review of our quarterly financial statements, as well as our earnings press releases; and reviews and approves all related-party transactions that are required to be disclosed by applicable laws, rules or regulation.

Mr. Maier is the Chairman of the Audit Committee. Our Board has made a qualitative assessment of Mr. Maier’s knowledge and experience based on a number of factors, including his formal education and prior work experience, and has determined that Mr. Maier qualifies as an "audit committee financial expert" as defined in applicable rules promulgated by the SEC. Mr. Barnhill and Mr. Carbone are also members of the Audit Committee. Messrs. Barnhill, Carbone and Maier consisted of all of the members of the Audit Committee during the fiscal year ended July 31, 2011.

The Board of Directors has determined that all of the members of the Audit Committee are “independent” under applicable NASDAQ Marketplace Rules and rules and regulations of the Exchange Act and meet all other applicable requirements of the NASDAQ Marketplace Rules.

Representatives of the Company’s independent registered public accounting firm are invited to attend meetings of the Audit Committee and certain members of management may also be invited to attend. The Audit Committee met six times during the fiscal year ended July, 31 2011.

Compensation Committee

The Compensation Committee assists the Board in fulfilling its responsibilities in connection with the compensation of our directors, officers, and employees. It performs this function by establishing and overseeing the administration of our compensation policies for our executives; reviewing and approving strategies for attracting, developing and motivating management and employees; recommending to the Board the approval of compensation plans and programs, including various incentive compensation, retirement and other benefit plans; and administering or overseeing approved compensation plans or programs. The Compensation Committee conducts annual reviews of the performance of our President and Chief Executive Officer and makes recommendations to the independent directors on the full Board for their approval of his compensation. The Compensation Committee also reviews and makes recommendations to the full Board with respect to director compensation.

The Compensation Committee has retained Radford Surveys & Consulting, a division of Aon Consulting, as an independent consultant to advise on matters related to executive and director compensation and evaluating executive compensation programs. The consultant reports to and acts at the direction of the Compensation Committee. The Compensation Committee instructs the consultant with respect to its duties, which include assisting the Compensation Committee in identifying and selecting a group of peer companies and preparing competitive compensation analyses. Other than subscription fees we pay to the consultant for compensation, benefit and benchmark surveys we purchase, the consultant receives no compensation from us other than for its duties as an advisor to the Compensation Committee. Along with the consultant, our President and Chief Executive Officer assists the Compensation Committee in reaching compensation decisions with respect to the Named Executive Officers other than himself.

Mr. Maier is the Chairman of the Compensation Committee, with Mr. Brovarone and Mr. Barnhill also serving as committee members. Messrs. Brovarone, Carbone and Maier consisted of all of the members of the Compensation Committee during the fiscal year ended July 31, 2011. The Board has determined that all members of the Compensation Committee are “independent” under applicable NASDAQ Marketplace Rules, and meet all other applicable requirements of the NASDAQ Marketplace Rules. The Compensation Committee met three times during the fiscal year ended July 31, 2011.

Director Nominees

The Board does not have a nominating committee, which the Board of Directors has determined is not necessary given the relatively small size of the Company’s Board of Directors, management team and operations. Director nominees are selected, or recommended for the Board’s selection, by a majority of the independent directors. The Board does not have a written charter regarding its director nomination process and will consider candidates for election as a director that are proposed by stockholders, provided that stockholders submit written notice to the Company in accordance with the timing and other requirements set forth in our Bylaws. If a stockholder wishes to propose a director candidate for inclusion in the Company’s proxy materials, then the stockholder’s notice must be received by the Company not less than 120 days or more than 180 days before the first anniversary of the date on which the Company first mailed its proxy materials for the previous year’s annual meeting of stockholders. If the date of the annual meeting is more than 30 days before or after the anniversary of the previous year’s annual meeting, then the stockholder’s notice must be received by the Company by the later of the 90th day before the annual meeting or the 15th day following the day on which public announcement of the date of the annual meeting is first made. If a stockholder does not seek inclusion of its proposed director candidates in the Company’s proxy materials, then the stockholder’s notice must be received by the Company not less than 90 days before the date of the annual meeting. The stockholder’s notice must include, among other things as specified in our Bylaws, certain personal identification information about the stockholder and its director candidates; the principal occupation or employment of the director candidates; the class and number of shares of the Company that are beneficially owned by the stockholder and its director candidates; and any other information relating to the director candidates that is required to be disclosed in solicitations for proxies for election of directors pursuant to Regulation 14A under the Exchange Act.

Director nominees are typically identified through a combination of referrals, including by management, existing directors and, when warranted and the requirements described above are satisfied, stockholders. Once a candidate has been identified, the Board reviews the individual's experience and background, and may discuss the proposed nominee with the source of the recommendation. If the Board believes it to be appropriate, one or more of our directors may meet with the proposed nominee before making a final determination whether to include the proposed nominee as a member of the Company’s slate of director nominees submitted to stockholders for election to the Board.

Among the factors that the Board considers when evaluating proposed nominees are their experience in the bioscience, chemical and/or pharmaceutical industries, and knowledge of and experience with business matters, finance, capital markets and mergers and acquisitions. The Board may request additional information from the candidate prior to reaching a determination. The Board is under no obligation to formally respond to all recommendations, although as a matter of practice, it will endeavor to do so.

We do not have a formal diversity policy for selecting members of our Board. However, we do believe that it is important that our Board members collectively bring the experiences and skills appropriate to effectively carry out their responsibilities with respect to our business both as conducted today and as we plan for our longer-term strategic objectives. We therefore seek as members of our Board individuals with a variety of perspectives and the expertise and ability to provide advice and oversight in financial and accounting controls; research and development and regulatory affairs; business strategy; business development; and corporate governance, among other key areas of our business.

The Board has selected six director nominees for election at the Annual Meeting, all of whom are incumbent directors standing for reelection. The Board received no stockholder recommendations for director candidates to be included in the Company’s proxy materials for the Annual Meeting. As described in more detail elsewhere in the Proxy Statement, a solicitation of proxies in favor of an opposing slate of six nominees for election as directors at the upcoming annual meeting is being made by the Coalition, which consists of Jeffrey P. Bash, Theodore J. Coburn, C. James Jensen, Dr. Martin Kassir, Thomas J. Reynolds, John P. Rochon and Richmont Corporation. Richmont Corporation and its affiliates controlled by Mr. Rochon are currently in litigation against us.

The Board’s Role in Risk Oversight

Our Board's role is to oversee the senior management team to assure that the long-term interests of our stockholders are being properly served, including understanding and assessing the principal risks associated with our business and operations and reviewing options for the mitigation or management of such risks.

The Board as a whole is responsible for such risk oversight, but administers certain of its risk oversight functions through the Audit Committee and the Compensation Committee. For instance, the Audit Committee is responsible for the oversight of our accounting and financial reporting processes, including our systems of internal accounting control. The Audit Committee also oversees policies governing the process by which executive management assesses and manages the Company’s exposure to risk, and discusses major financial risk exposures and the steps management has taken to monitor and control such exposures. Additionally, the Compensation Committee evaluates our compensation policies and practices with the goal of ensuring that they support organizational objectives and stockholder interests, and do not create incentives for inappropriate short-term risk-taking.

Members of the management team regularly report directly to the Board or an appropriate committee on areas of material risk to us, including operational, financial, legal and regulatory, and strategic and reputational risks. If a report is provided to a committee, then, after the committee has discussed the management report, the Chairman of the relevant committee reports on the discussion to the full Board. The directors then use the information received from management to understand, identify, manage and attempt to mitigate risk.

The Board’s Leadership Structure

We do not have a policy on whether the same person should serve as both the principal executive officer and Chairman of the Board or, if the roles are separate, whether the Chairman of the Board should be selected from the non-employee directors or should be an employee. Our Board believes that it should have the flexibility to make these determinations in the way that it believes best provides appropriate leadership for the Company at a given time based on the position and direction of the Company and the membership of the Board. Currently, the positions of Chairman and Chief Executive Officer are combined and held by Mr. Krall and the Board has not identified a lead independent director. Mr. Krall’s in-depth knowledge of the Company’s strategic priorities and operations enables him to facilitate effective communication between management and the Board of Directors and see that key issues and recommendations are brought to the attention of the Board, providing an effective leadership structure. Having the Chief Executive Officer serve as the Chairman also helps to ensure that the Chief Executive Officer understands and can implement the recommendations and decisions of the Board.

Stockholder Communications with our Board of Directors

Our Board adopted a Stockholder Communications with Directors Policy in February 2008. This policy is available on the Corporate Governance section of our website, www.purebio.com.

Family Relationships

There is no family relationship between any director, executive officer or person nominated or chosen by the Board to become a director or executive officer.

Executive Officers of the Company

Michael L. Krall, our President Chief Executive Officer and Interim Chief Financial Officer, and Donna Singer, our Executive Vice President, are our only two executive officers as of the date of this Proxy Statement. Mr. Krall has served as our President and Chief Executive Officer since 1992 and as our Interim Chief Financial Officer since May 2012, and Ms. Singer has served as our Executive Vice President since 1998. Both Mr. Krall and Ms. Singer are also directors on our Board, and their respective ages, business experience, qualifications and other directorships are described under Item 1 (Election of Directors). Our executive officers serve at the discretion of our Board of Directors, and each of Mr. Krall and Ms. Singer operates under the terms of executive employment agreements with the Company that are described under the heading “Executive Compensation—Employment Agreements; Potential Payments Upon Termination or a Change in Control”.

Certain Relationships and Related Person Transactions

Except as described below and other than employment relationships and compensation resulting from those employment relationships, no director, director nominee described in this Proxy Statement, executive officer, or immediate family member of any of the foregoing, was a party to any transaction or series of transactions since the beginning of the year ended July 31, 2010, or is to be a party to any currently proposed transaction or series of proposed transactions, in which (i) we were or are to be a participant, (ii) the amount involved exceeds the lesser of $120,000 or one percent of the average of our total assets at fiscal year-end for the fiscal years ended July 31, 2011 and 2010, which is $55,708, and (iii) any director, director nominee described in this Proxy Statement, executive officer, or immediate family member of any of the foregoing had or will have a direct or indirect material interest.

We paid to one of our current directors, Dennis Brovarone, who is nominated by this Proxy Statement for re-election as a director, a total of $60,000 in each of the years ended July 31, 2011 and 2010, as consulting fees for services rendered for us during such periods as securities counsel. Such amounts are greater than one percent of the average of our total assets at fiscal year-end for the fiscal years ended July 31, 2011 and 2010, which is $55,708.

We paid to one of our current employees, Richard Gumienny, who serves as our Director of Manufacturing and Research and Development and is the son-in-law of Michael Krall, our President, Chief Executive Officer and Interim Chief Financial Officer and who is nominated in this Proxy Statement for re-election as a director on our Board, a total of $113,000 and $94,000 in the years ended July 31, 2011 and 2010, respectively, as compensation for his services as an employee of the Company. Such amounts are greater than one percent of the average of our total assets at fiscal year-end for the fiscal years ended July 31, 2011 and 2010, which is $55,708.

Our policy is to require that any transaction with a related person required to be reported under applicable SEC rules, other than compensation-related matters and waivers of our Code of Business Conduct and Ethics, be reviewed and approved or ratified by a majority of independent, disinterested directors. We have not adopted procedures for review of, or standards for approval of, these transactions, but instead our Board of Directors reviews such transactions on a case-by-case basis.

For information with respect to other transactions and relationships between the Company and certain executive officers, directors and related persons, see the description of the employment agreements with our Named Executive Officers and our current Chief Financial Officer under the heading “Corporate Governance—Employment Agreements; Potential Payments Upon Termination or a Change in Control”.

Executive Compensation

Summary Compensation Table

The following table sets forth a summary of cash and non-cash compensation awarded, earned or paid for services rendered to us during the years ended July 31, 2011 and July 31, 2010 by our named executive officers, or “Named Executive Officers”. Our Named Executive Officers consist of (i) each individual serving as principal executive officer during the year ended July 31, 2011, and (ii) our two most highly compensated executive officers, other than the principal executive officer, who were serving as executive officers during the year ended July 31, 2011.

Name and Principal Position	Fiscal Year	Salary ($)(1)	Bonus ($)(2)	Stock Option Awards ($)(3)	All Other Compensation ($)(4)		Total Compensation ($)
Michael L. Krall	2011	$368,115	$97,500	-	$13,956	(5)	$479,571
President and Chief	2010	$300,000	-	$589,889	$13,536	(5)	$903,425
Executive Officer

Andrew J. Buckland (6)	2011	$166,346	$51,187	-	$36,538	(7)	$254,071
Chief Financial Officer	2010	$225,000	-	$235,955	$623		$461,578

Donna Singer	2011	$214,615	$45,500	-	$4,320		$264,435
Executive Vice President	2010	$200,000	-	$235,955	$7,736	(8)	$443,691

(1)	Represents actual salary paid during the respective fiscal years.

(2)	Amounts reflect bonuses actually paid in the respective fiscal years.

(3)
During the year ended July 31, 2011 there were no stock option awards granted to our Named Executive Officers. Amounts for the year ended July 31, 2010 reflect the grant date fair value for financial statement reporting purposes with respect to stock options granted during the year ended July 31, 2010, calculated in accordance with applicable rules and regulations and authoritative guidance. All the assumptions for the stock options granted during the year ended July 31, 2010 are included in Note 6 to the audited consolidated financial statements set forth in Part II, Item 8 of our Annual Report.

(4)	Amounts include the cost of benefits paid by the Company on behalf of each Named Executive Officer for health, dental, vision and life insurance.

(5)	Amount includes a $6,000 vehicle allowance for each fiscal year. The vehicle allowance was terminated in October 2011.

(6)	Mr. Buckland resigned as our Chief Financial Officer in March 2011.

(7)	Amount includes $36,098 representing accrued vacation paid to Mr. Buckland upon his resignation in March 2011.

(8)	Amount includes $3,846, representing compensation received in lieu of accrued vacation.

Outstanding Equity Awards at Fiscal Year-End

The following table provides a summary of equity awards outstanding at July 31, 2011, for each of our Named Executive Officers. There were no outstanding unvested shares of restricted stock held by our Named Executive Officers as of July 31, 2011.

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable (1)	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date
Michael L. Krall	50,000	-		$3.00	05/23/12
	50,000	-		$5.70	04/09/13
	100,000	100,000		$2.34	05/14/14
	50,000	150,000	(2)	$3.09	05/06/20

Donna Singer	50,000	-		$3.00	05/23/12
	50,000	-		$5.70	04/09/13
	40,000	40,000		$2.34	05/14/14
	20,000	60,000	(2)	$3.09	05/06/20

(1)
All stock options for our Named Executive Officers issued prior to the year ended July 31, 2009 were fully vested as of July 31, 2011. All stock options for our Named Executive Officers issued during the years ended July 31, 2011 and 2010 vest annually over four years.

(2)
During the year ended July 31, 2011 there were no stock option awards granted to our Named Executive Officers. During the year ended July 31, 2010, the Compensation Committee granted 200,000 options to Mr. Krall, and 80,000 options to Ms. Singer. The grant date fair value of awards granted in the year ended July 31, 2010 was $589,889 and $235,555 for Mr. Krall and Ms. Singer, respectively. The options vest over four years and have a ten-year term. The determination of the grant date fair value of the awards is further detailed in the notes to the audited consolidated financial statements set forth in Part II, Item 8 of our Annual Report.

Employment Agreements; Potential Payments Upon Termination or a Change in Control

On October 12, 2009, the Company entered into an amended and restated employment agreement with Mr. Krall, which agreement amended and restated in its entirety the Company’s former employment agreement with Mr. Krall entered into in April 1996. In addition, on October 12, 2009, the Company entered into employment agreements with Donna Singer, our Executive Vice President, and Andrew Buckland, our former Chief Financial Officer. Each employment agreement with our Named Executive Officers was approved by the Board upon the recommendation of the Company’s Compensation Committee, and are filed as exhibits to our Annual Report on Form 10-K for the fiscal year ended July 31, 2009.

In March 2011, Andrew Buckland resigned from his position as the Chief Financial Officer of the Company, and accordingly his employment agreement as described below terminated on March 25, 2011, Mr. Buckland’s last day with the Company. On June 6, 2011, the Company appointed Craig Johnson as its Chief Financial Officer, which position became effective on August 1, 2011 pursuant to the terms of an employment agreement with Mr. Johnson that was approved by the Board upon the recommendation of our Compensation Committee. Mr. Johnson’s employment agreement is filed as an exhibit to our Annual Report.  In May 2012, Mr. Johnson resigned from his position as the Chief Financial Officer of the Company, and accordingly his employment agreement as described below terminated on May 4, 2012, Mr. Johnson’s last day with the Company.  Presently, Mr. Krall is acting as the Company’s Interim Chief Financial Officer.

The terms of each employment agreement with our executive officers provide that such agreement continues until termination by either the Company or the applicable executive officer. During the term of each employment agreement, the executive officers are entitled to an annual base salary of $300,000 for Mr. Krall, $200,000 for Ms. Singer, $225,000 for Mr. Buckland and $266,500 for Mr. Johnson, which annual base salaries may be increased, but not decreased, by the Board or the Compensation Committee in their discretion. October 25, 2010, the Compensation Committee, based on competitive compensation analyses provided by its independent consultant, Radford Surveys & Consulting, recommended changes in the compensation of the Company’s Named Executive Officers.  Based on these recommendations, on November 5, 2010 the Board of Directors approved increases for the executive officers, effective November 1, 2010, in order to bring base salaries closer to the 50th percentile of salaries for officers at comparable companies, although the base salaries remain below the 50th percentile. Salary for Michael L. Krall, Chief Executive Officer, was increased from $300,000 to $385,000; salary for Andrew J. Buckland, Chief Financial Officer, was increased from $225,000 to $275,000; and salary for Donna Singer, Executive Vice President, was increased from $200,000 to $220,000.  In addition, on the same dates, the Compensation Committee recommended, and the Board of Directors approved, bonus payments of $97,500 for Mr. Krall; $51,188 for Mr. Buckland, and $45,500 for Ms. Singer.

Each agreement provides that, during the term of such agreement, the applicable executive officer is eligible for equity compensation grants to be awarded at the discretion of the Compensation Committee and the Board, and also provides for annual bonus targets equal to, as applicable, 50% of the executive’s then current annual base salary for Mr. Krall and 35% of the executive’s then current annual base salary for each of Ms. Singer, Mr. Buckland and Mr. Johnson, in each case to be awarded at the sole discretion of the Compensation Committee and the Board.

Additionally, pursuant to the terms of Mr. Johnson’s employment agreement, upon the commencement of his employment, Mr. Johnson was granted an option to purchase 200,000 shares of the Company’s common stock at fair market value calculated on the date of such grant, and, within twelve months following the commencement of his employment or at his next performance review, whichever comes first, and contingent upon his continued employment with us, Mr. Johnson was to be granted an additional option to purchase 200,000 shares of the Company’s common stock at fair market value on the date of grant. The option granted upon commencement of Mr. Johnson’s employment remains outstanding, and will expire three months from May 4, 2012, Mr. Johnson’s last day with the Company. No additional options were granted during the term of his employment.

In each case, the employment agreements with our executive officers provide for certain compensation to be paid to the applicable executive officer if his or her employment is terminated by the Company without Cause or terminated by the executive for Good Reason. In summary, “Cause” is the commission by the executive of an act of fraud or another felony, or gross misconduct resulting in a material adverse effect on the Company; refusal by the executive to perform their duties under the agreement or to otherwise breach the agreement, or the executive’s breach of other key agreements with the Company. “Good Reason” is a material reduction of the executive’s base salary or target bonus percentage; a material reduction by the Company of the executive’s authority, duties or responsibilities; a relocation of the Company’s offices that requires an increase in the executive’s one-way driving distance of more than fifty miles; a material diminution in the authorities, duties or responsibilities of the supervisor to whom the executive is required to report (or, in the case of Mr. Krall, a requirement that Mr. Krall report to another person other than the Board); a material breach of the agreement by the Company; or a material diminution in the budget over which the executive retains authority.

Upon such event, the executive, upon signing a release in favor of the Company, would be entitled to severance pay in the form of a single lump sum cash payment. In the case of Mr. Krall, such severance payment equals 150% of his then current annual base salary, plus eighteen months of health and dental insurance in accordance with COBRA for Mr. Krall and his eligible dependents. In the case of Ms. Singer, such severance payment equals 100% of her then current annual base salary plus twelve months of health and dental insurance in accordance with COBRA for Ms. Singer and her eligible dependents. In the case of Mr. Buckland and Mr. Johnson, such severance payment equals 75% of Mr. Buckland’s or Mr. Johnson’s then current annual base salary, as applicable, plus nine months of health and dental insurance in accordance with COBRA for Mr. Buckland or Mr. Johnson, as applicable, and eligible dependents. In addition, in the event of a termination for any reason other than by the Company for Cause, each agreement provides that all outstanding vested stock options held by the applicable executive at the date of such termination would continue to be exercisable for a period of up to 120 days following such termination, but in no event beyond the maximum permitted expiration date.

The employment agreements with our executive officers also provide for compensation if the executive’s employment is terminated by the Company without Cause within twelve months following a Change in Control, or the executive resigns for Good Reason within such period. A “Change in Control” is the closing of the sale, transfer or other disposition of all or substantially all of the Company’s assets or the exclusive license of substantially all of the intellectual property of the Company; the consummation of a merger or consolidation of the Company with or into another entity; the closing of the acquisition of beneficial ownership of 30% or more of the outstanding voting stock of the Company; or if individuals who, on the effective date of the agreement are members of the Board, or are nominees of such Board members, cease to constitute at least a majority of the members of the Board.

Upon such event, the executive would be entitled to additional severance pay in excess of the amounts described above, in each case in an amount equal to a single lump sum payment equal to 100% of the applicable executive’s then current annual base salary, plus the average annual bonus awarded to the executive for the preceding two fiscal years. In addition, in such event, the vesting of all outstanding stock options then held by the applicable executive would automatically accelerate and all stock options would continue to be exercisable for 12 months, but in no event beyond the maximum permitted expiration date.

If Mr. Krall had been terminated on July 31, 2011 without Cause or had terminated his employment for Good Reason, he would have received a lump sum payment of $577,500 and the continued participation in our group health insurance benefits on the same terms as during his employment until eighteen months following his termination, at a cost to us of $8,534. Additionally, if Mr. Krall was terminated without Cause or resigned for Good Reason within twelve months following a Change in Control, he would have received the same benefits plus (i) an additional lump sum payment of $385,000, (ii) a bonus payment of $48,750, and (iii) the accelerated vesting of his unvested stock options with an aggregate intrinsic value of zero based on the closing price of our common stock on July 31, 2011.

If Ms. Singer had been terminated on July 31, 2011 without Cause or had terminated her employment for Good Reason, she would have received a lump sum payment of $220,000 and the continued participation in our group health insurance benefits on the same terms as during her employment until twelve months following her termination, at a cost to us of $14,324. Additionally, if Ms. Singer was terminated without Cause or resigned for Good Reason within twelve months following a Change in Control, she would have received the same benefits plus (i) an additional lump sum payment of $220,000, (ii) a bonus payment of $22,750, and (iii) the accelerated vesting of her unvested stock options with an aggregate intrinsic value of zero based on the closing price of our common stock on July 31, 2011.

Mr. Buckland’s resignation in March 2011 did not constitute a termination by the Company without Cause, nor did it constitute a termination by Mr. Buckland for Good Reason. However, if Mr. Buckland had been terminated on July 31, 2011 without Cause or had terminated his employment for Good Reason, he would have received a lump sum payment of $206,250 and the continued participation in our group health insurance benefits on the same terms as during his employment until nine months following his termination, at a cost to us of $405. Additionally, if Mr. Buckland was terminated without Cause or resigned for Good Reason within twelve months following a Change in Control, he would have received the same benefits plus (i) an additional lump sum payment of $275,000, (ii) a bonus payment of $25,594, and (iii) the accelerated vesting of his unvested stock options with an aggregate intrinsic value of zero based on the closing price of our common stock on July 31, 2011.

Mr. Johnson’s resignation in May 2012 did not constitute a termination by the Company without Cause, nor did it constitute a termination by Mr. Johnson for Good Reason. However, if Mr. Johnson had been an executive officer during our fiscal year ended July 31, 2011 and had been terminated on July 31, 2011 without Cause or had terminated his employment for Good Reason, he would have received a lump sum payment of $199,875 and the continued participation in our group health insurance benefits on the same terms as during his employment until nine months following his termination, at a cost to us of $10,663. Additionally, if Mr. Johnson was terminated without Cause or resigned for Good Reason within twelve months following a Change in Control, he would have received the same benefits plus (i) an additional lump sum payment of $266,500, and (ii) the accelerated vesting of his unvested stock options with an aggregate intrinsic value of zero based on the closing price of our common stock on July 31, 2011.

Amendments to Executive Employment Agreements with our Chief Executive Officer and Executive Vice President

On October 26, 2011, the Company entered into amendment agreements amending our executive employment agreements with Michael Krall, our Chief Executive Officer and Donna Singer, our Executive Vice President. Pursuant to such amendments, the Company may, in certain circumstances and in order to avoid incurring fines or penalties under applicable law (including recently enacted federal healthcare legislation), elect to pay cash payments equivalent to value of the monthly premiums the Company would otherwise pay to provide for the continuation of health and dental insurance for such executives and their eligible dependents following each such executive’s termination without cause or resignation for good reason under such executive’s employment agreement. The amendments do not increase the Company’s severance obligations to such executives under the employment agreements. Rather, the amendments provide the Company with flexibility to avoid fines and penalties that may otherwise be due under applicable law.  These amendments are filed as exhibits to our Annual Report on Form 10-K for the fiscal year ended July 31, 2011.

Equity Compensation Plan Information

The 2007 PURE Bioscience Equity Incentive Plan, or the “Plan”, is our only active equity incentive plan pursuant to which options to acquire common stock or restricted stock awards have been granted and are currently outstanding. Approved by our stockholders in April 2007, the Plan has a share reserve of 5,000,000 shares of common stock. The Plan provides for the grant of incentive and non-qualified stock options, as well as stock appreciation rights, common stock awards, restricted stock units, performance units and shares, and other stock-based awards. Eligible participants include employees, directors, officers and advisors, although incentive stock options generally may be granted only to employees.

All of the Company’s equity incentive plans are administered by the Compensation Committee. The exercise price for stock options is always at or above the fair market value of our common stock on the date the award is granted. Fair market value is defined by the Plan and is based on prevailing market prices of our common stock as reported by the NASDAQ Capital Market. The term of stock options granted and their vesting schedules are determined by the Compensation Committee, subject to any limitations set forth in the Plan. The Compensation Committee also determines the vesting of other, non-option, stock awards.

The following table sets forth, as of July 31, 2011, information with respect to the Plan and with respect to certain other options and warrants.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)(1)	Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by stockholders	2,700,250	$2.63	1,921,050
Equity compensation plans not approved by stockholders	-	-	-
Total	2,700,250	$2.63	1,921,050

(1)	Includes options only.

Director Compensation Program

Each year, our Board has historically approved, at its discretion, an annual option or stock grant for directors, which is generally awarded in the second calendar quarter of the applicable year. Our Compensation Committee makes recommendations to the Board, which approves option and stock grants to directors. During the year ended July 31, 2011, one of our independent directors was awarded an option to purchase 20,000 shares of common stock with an exercise price of $2.13 and a ten-year term, vesting after one year, and three of our independent directors each elected to receive 13,300 shares of common stock, which are restricted for one year. During the year ended July 31, 2011, no options or stock were granted to Michael Krall, our Chief Executive Officer or Donna Singer, our Executive Vice President.

Director Compensation Table

The following table shows amounts earned in the year ended July 31, 2011 by each of our directors who are not Named Executive Officers.

Name(1)	Fees Earned or Paid in Cash ($)	Stock Awards ($)(2)(3)	Option Awards ($)(3)(4)	All Other Compensation ($)		Total Compensation ($)
Gregory H. Barnhill	$38,000	$27,398	-	-		$65,398
Dennis Brovarone	$28,750	-	$28,904	$60,000	(5)	$117,654
John J. Carbone, MD	$31,750	$27,398	-	-		$59,148
Paul V. Maier	$55,250	$27,398	-	-		$82,648

(1)
Directors Michael L. Krall, our President and Chief Executive Officer, and Donna Singer, our Executive Vice President, are not included on this table as they receive no compensation for being directors. The compensation received by Mr. Krall and Ms. Singer as executives is shown in the Summary Compensation Table under the heading “Executive Compensation”.

(2)
Amounts reflect the grant date fair value for financial statement reporting purposes with respect to restricted stock grants issued during the year ended July 31, 2011, calculated in accordance with applicable rules and regulations and authoritative guidance. All assumptions for these calculations are included in Note 6 to the audited consolidated financial statements set forth in Part II, Item 8 of our Annual Report. During the year ended July 31, 2011, Mr. Barnhill, Dr. Carbone, and Mr. Maier elected to receive shares of our common stock, vesting one year from their grant, in lieu of options to purchase common stock.

(3)
The aggregate number of stock awards outstanding at July 31, 2011 for each independent director was as follows:  Mr. Barnhill, 13,300; Mr. Brovarone, zero; Dr. Carbone, 13,300; and Mr. Maier, 13,300. The aggregate number of option awards outstanding at July 31, 2011 for each independent director was as follows: Mr. Barnhill, zero; Mr. Brovarone, 180,000; Dr. Carbone, 50,000; and Mr. Maier, 150,000.

(4)
Amount reflects the grant date fair value for financial statement reporting purposes with respect to stock options granted during the year ended July 31, 2011, calculated in accordance with applicable rules and regulations and authoritative guidance. All assumptions for these calculations are included in Note 6 to the audited consolidated financial statements set forth in Part II, Item 8 of our Annual Report.

(5)	Amount represents fees paid during the fiscal year ended July 31, 2011 for services to the Company as securities counsel.

Report of the Audit Committee of the Board of Directors*

The Audit Committee has reviewed and discussed the Company’s audited financial statements with management. The Audit Committee has discussed with our independent registered public accounting firm the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Volume 1, AU § 380), as adopted by the Public Company Accounting Oversight Board, or “PCAOB”, in Rule 3200T. The Audit Committee has received the written disclosures and the letter from our independent registered public accounting firm required by applicable requirements of the PCAOB regarding our independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with our independent registered public accounting firm its independence. Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that our audited financial statements be included in our Annual Report for filing with the SEC.

The Audit Committee:

Paul V. Maier, Chairman
Gregory Barnhill
John J. Carbone MD

*This Report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the “Securities Act”, or the Exchange Act, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under the Securities Act or the Exchange Act.

Section 16(A) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors and executive officers and persons who own more than ten percent of our common stock to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock. We are not aware of any stockholders that own greater than ten percent of our outstanding common stock. Our officers and directors are required by SEC regulations to furnish us with copies of all forms they file under Section 16(a) of the Exchange Act. To our knowledge, based solely on a review of the copies of such reports furnished to us and representations that no other reports were required during the fiscal year ended July 31, 2011, our officers and directors were in compliance with all applicable filing requirements of Section 16(a) of the Exchange Act during such period.

Other Matters

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (for example, brokers) to satisfy the delivery requirements for proxy statements and certain other proxy materials and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding”, potentially results in additional convenience for stockholders and cost savings for companies.

This year, a number of brokers will be householding our proxy materials when providing them to our stockholders. A single copy of this Proxy Statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If you currently participate in householding and receive a single copy of this Proxy Statement but would like to receive a separate copy, please direct your written request to Pure Bioscience, Inc., 1725 Gillespie Way, El Cajon, California 92020 or call (619) 596-8600 and ask to speak to the Company’s Executive Vice President, Donna Singer, and we will promptly deliver or arrange to have delivered a separate copy of this Proxy Statement to you. If at any time you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your broker or direct your written request to Pure Bioscience, Inc., 1725 Gillespie Way, El Cajon, California 92020 or call (619) 596-8600 and ask to speak to the Company’s Executive Vice President, Donna Singer. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request householding of their communications should contact their brokers.

Date for Receipt of Stockholder Proposals

Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in the Company’s proxy statement in connection with, and for consideration at, its next annual meeting of stockholders, or the “2013 Annual Meeting”, by submitting proposals to the Company as set forth in Rule 14a-8. In order to be so included in the Company’s proxy materials for the 2013 Annual Meeting, stockholder proposals submitted pursuant to Rule 14a-8 must be received by the Company no later than  March 13, 2013, unless the date of the 2013 Annual Meeting is more than 30 days before or after the one-year anniversary of the Annual Meeting (in which case such proposals must be received by the Company a reasonable time before the Company prints and sends applicable proxy materials), and must otherwise comply with the requirements of Rule 14a-8.

Pursuant to our Bylaws, the date after which notice to the Company of a stockholder proposal submitted outside the process of Rule 14a-8 is considered timely is as follows, provided that such notice meets the information and other requirements set forth in our Bylaws:

•
A stockholder seeking to have a proposal included in the Company’s proxy materials must deliver written notice to the Company of such proposal between January 12, 2012 and March 13, 2012, unless the date of the 2013 Annual Meeting is more than 30 days before or after the one-year anniversary of the Annual Meeting, in which case such notice must be delivered to the Company on the later of the 90th day before the date of the 2013 Annual Meeting or the 15th day following the day on which public announcement of the date of the 2013 Annual Meeting is first made.

•	A stockholder not seeking inclusion of a proposal in the Company’s proxy materials must deliver written notice to the Company not less than 90 days before the date of the 2013 Annual Meeting.

If a stockholder that has notified the Company of its intention to present a proposal at the 2013 Annual Meeting does not appear or send a qualified representative to present his proposal at the 2013 Annual Meeting, the Company need not present the proposal for a vote at the 2013 Annual Meeting. All notices of proposals by stockholders should be sent to the office of the Company at Pure Bioscience, Inc., 1725 Gillespie Way, El Cajon, California 92020.

Additionally, the proxies to be solicited by the Board for the 2013 Annual Meeting will confer discretionary authority on the proxy holders to vote on any stockholder proposal presented at the 2013 Annual Meeting if the Company fails to receive notice of such proposal by March 13, 2013.

For information about director nominations by our stockholders, see the description under the heading “Corporate Governance—Director Nominees”.

Other Matters at the Annual Meeting

We know of no other matters to be submitted at the Annual Meeting. If any other matter properly comes before the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as our Board may recommend.

IMPORTANT

YOUR VOTE AT THE ANNUAL MEETING IS ESPECIALLY IMPORTANT BECAUSE OF THE COALITION’S ATTEMPT TO TAKE CONTROL OF THE COMPANY AND ITS BOARD OF DIRECTORS. ALL STOCKHOLDERS ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING BLUE PROXY CARD OR VOTING INSTRUCTIONS OR TO VOTE BY TELEPHONE OR ON THE INTERNET.

1725 Gillespie Way     El Cajon, CA  92020     (619) 596-8600 telephone     (619) 596-8790 facsimile

Appendix A

INFORMATION CONCERNING PERSONS WHO ARE PARTICIPANTS IN THE COMPANY’S
SOLICITATION OF PROXIES FOR THE 2012 ANNUAL MEETING OF STOCKHOLDERS

Unless otherwise noted, capitalized terms used but not defined in this Appendix A shall have the meanings given to them in the Proxy Statement to which this Appendix A is attached.

Under applicable SEC rules and regulations, the Company and the members of our Board of Directors, each of whom has been nominated for re-election, are deemed to be “participants” with respect to our solicitation of proxies from stockholders in connection with the Annual Meeting.

Directors and Nominees

The following table sets forth the names and business addresses of our current directors and director nominees, who are all deemed to be “participants” in our solicitation under applicable SEC rules and regulations. The principal occupation or employment of each director or director nominee who may be deemed to be a participant is set forth in the Proxy Statement under Item 1 (Election of Directors).

Name	Business Address
Gregory Barnhill	Brown Advisory Securities, LLC 901 S Bond Street # 400 Baltimore, MD 21231-3340

Dennis Brovarone	Dennis Brovarone c/o Pure Bioscience, Inc. 1725 Gillespie Way El Cajon, CA 92020

John J. Carbone, MD	John. J. Carbone, MD 3001 S. Hanover Street Gruehn Building Suite 502 Baltimore, MD 21225

Michael L. Krall	Pure Bioscience, Inc. 1725 Gillespie Way El Cajon, CA 92020

Paul V. Maier	Sequenom, Inc. 3595 John Hopkins Court San Diego, CA 92121

Donna Singer	Pure Bioscience, Inc. 1725 Gillespie Way El Cajon, CA 92020

Information Regarding Each Participant’s Ownership of the Company’s Securities

Except as described in this Appendix A or otherwise in this Proxy Statement, none of the persons listed above under the headings “Directors and Nominees” owns any debt or equity security issued by the Company of record that he or she does not own beneficially. The number of shares of the Company’s common stock beneficially owned by certain of the persons listed above under the headings “Directors and Nominees”, as of June 26, 2012, is set forth in the Proxy Statement under the heading “Security Ownership of Certain Beneficial Owners and Management”. None of the persons listed above under the headings “Directors and Nominees” beneficially owns any class of securities issued by the Company other than common stock.

Information Regarding Transactions by Participants involving the Company’s Securities

The following table sets forth transactions involving the Company’s securities (including purchases or sales) during the two years ended on June 26, 2012 by each person who is a participant. Unless otherwise indicated, all transactions were in the public market or pursuant to the Company’s equity compensation plans and none of the purchase price or market value of such shares is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

Name	Date	Transaction Description	Number of Shares of Common Stock Acquired (Disposed)
Directors and Nominees
Gregory Barnhill	06/29/2011	Purchased	50,000	(1)
	06/21/2011	Purchased	25,000	(1)
	03/09/2011	Option exercise	50,000	(2)
	01/21/2011	Restricted stock grant	13,300	(3)
	01/03/2011	Option net exercise	38,222	(4)
	12/08/2010	Disposed	(1,000)	(5)
	12/07/2010	Disposed	(2,780)	(5)
	11/29/2010	Disposed	(897)	(5)
	11/19/2010	Disposed	(24,000)	(5)
	11/01/2010	Disposed	(1,500)	(5)
	07/07/2010	Purchased	5,000	(1)
	06/29/2010	Disposed	(7,400)	(5)

Dennis Brovarone	01/21/2011	Option Grant	20,000	(6)
	12/02/2010	Automatic sale	(1,100)	(7)
	12/01/2010	Automatic sale	(8,900)	(7)
	11/03/2010	Automatic sale	(2,000)	(7)
	11/02/2010	Automatic sale	(17,700)	(7)
	11/01/2010	Automatic sale	(10,300)	(7)
	10/28/2010	Automatic sale	(20,000)	(7)
	10/05/2010	Automatic sale	(4,500)	(7)
	10/04/2010	Automatic sale	(7,800)	(7)
	10/01/2010	Automatic sale	(17,700)	(7)
	09/13/2010	Automatic sale	(12,500)	(7)
	09/10/2010	Automatic sale	(11,100)	(7)
	09/09/2010	Automatic sale	(6,400)	(7)
	08/12/2010	Automatic sale	(5,000)	(7)
	08/11/2010	Automatic sale	(25,000	(7)
	07/13/2010	Sale	(20,000)	(8)

John J. Carbone	01/26/2011	Purchase	25,000	(1)
	01/21/2011	Restricted stock grant	13,300	(3)

Michael L. Krall	01/04/2011	Option net exercise	113,863	(9)

Paul V. Maier	01/21/2011	Restricted stock grant	13,300	(3)

Donna Singer	11/03/2010	Automatic sale	(30,000)	(10)
	10/06/2010	Automatic sale	(60,000)	(10)
	08/04/2010	Automatic sale	(30,000)	(10)
	07/08/2010	Automatic sale	(8,892)	(10)
	07/07/2010	Automatic sale	(21,108)	(10)

Officers	Mr. Krall and Ms. Singer, who are listed above, are the only Officer Participants

(1)	Open market purchase of common stock

(2)	Exercise of option granted for service as a director pursuant the Company’s 2001 Directors and Officers Stock Option Plan

(3)	Restricted stock granted for service as a director pursuant the Company’s 2007 Equity Incentive Plan

(4)	Acquired pursuant to a net exercise of an option to purchase 50,000 shares of common stock, granted under the Company’s 2001 Directors and Officers Stock Option Plan

(5)	Charitable gift

(6)	Option granted for service as a director pursuant the Company’s 2007 Equity Incentive Plan

(7)	Exercise and sale of stock option granted for services as a director and officer pursuant the Company’s 2001 Directors and Officers Stock Option Plan; sold pursuant to Rule 10B5-1 Plan

(8)	Open market sale of common stock

(9)
Acquired pursuant to a net exercise of an option to purchase 150,000 shares of common stock, granted under the Company’s 2001 Directors and Officers Stock Option Plan for service as an officer and director of the Company

(10)	Exercise and sale of stock option granted for services as an officer and director pursuant the Company’s 2001 Directors and Officers Stock Option Plan; sold pursuant to Rule 10B5-1 Plan

Miscellaneous Information Regarding Participants

Except as described in this Appendix A or under the heading “Corporate Governance—Certain Relationships and Related Person Transactions” elsewhere in this Proxy Statement, neither any participant nor any of their respective associates or immediate family members was a party to any transaction or series of transactions since the beginning of the year ended July 31, 2010, or is to be a party to any currently proposed transaction or series of proposed transactions, in which (i) we were or are to be a participant, (ii) the amount involved exceeds the lesser of $120,000 or one percent of the average of our total assets at fiscal year-end for the fiscal years ended July 31, 2011 and 2010, which is $55,708, and (iii) any director, director nominee described in this Proxy Statement, executive officer, or immediate family member of any of the foregoing had or will have a direct or indirect material interest.

Except as described in this Appendix A or elsewhere in this Proxy Statement:

•	No participant owns any securities of the Company of record that such participant does not own beneficially;

•	No participant or any of their respective associates directly or indirectly beneficially owns any securities of the Company or any securities of any parent or subsidiary of the Company;

•
No participant or any of their respective associates has any arrangements or understandings with any person with respect to any future employment by the Company or any of its affiliates or any future transaction to which the Company or any of its affiliates will or may be a party;

•
No participant is, or was within the past year, a party to any contract, arrangement or understanding with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies;

•
No participant has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting other than, with respect to each of the our director nominees, such nominee’s interest in his or her election to the Board of Directors; and

•
Excluding any director or executive officer of the Company acting solely in that capacity, no person who is a party to an arrangement or understanding pursuant to which a nominee for election as director is proposed to be elected has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting.

Appendix B

CERTIFICATE OF AMENDMENT TO
CERTIFICATE OF INCORPORATION
OF
PURE BIOSCIENCE, INC.

Pure Bioscience, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify that:

FIRST: The name under which the Corporation was originally incorporated was Pure Bioscience, Inc.

SECOND: The date on which the Certificate of Incorporation of the Corporation was originally filed with the Secretary of State of the State of Delaware was February 28, 2011.

THIRD: The Board of Directors of the Corporation, acting in accordance with the provisions of Section 141 and 142 of the General Corporation Law of the State of Delaware adopted resolutions to amend paragraph (A) of ARTICLE 4 of the Certificate of Incorporation of the Corporation to read in its entirety as follows:

“A.           The total number of shares of all classes of stock that the Corporation is authorized to issue is 105,000,000 shares, consisting of 100,000,000 shares of Common Stock with a par value of $0.01 per share and 5,000,000 shares of Preferred Stock with a par value of $0.01 per share. Effective as of 5:00 p.m., Eastern Time, on the date this Certificate of Amendment to Certificate of Incorporation is filed with the Secretary of State of the State of Delaware, each [*] shares of the Corporation’s Common Stock, par value $0.01 per share, that is issued and outstanding shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one (1) share of Common Stock, par value $0.01 per share, of the Corporation. No fractional shares shall be issued and, in lieu thereof, any holder of less than one share of Common Stock shall be entitled to receive cash for such holder's fractional share based upon the fair market value of the Common Stock as of the date this Certificate of Amendment is filed with the Secretary of State of the State of Delaware as determined by the Corporation’s Board of Directors”.

FOURTH: This Certificate of Amendment to Certificate of Incorporation was submitted to the stockholders of the Corporation and was duly approved by the required vote of the stockholders of the Corporation in accordance with Sections 222 and 242 of the Delaware General Corporation Law.

IN WITNESS WHEREOF, Pure Bioscience, Inc. has caused this Certificate of Amendment to be signed by its Chief Executive Officer as of                , 2012.

By:	_______________________________ Michael L. Krall, President and Chief Executive Officer

* By approving this amendment, stockholders will approve the combination of any number of shares of Common Stock between and including four (4) and ten (10) into one (1) share of Common Stock. The Certificate of Amendment filed with the Secretary of State of the State of Delaware will include only that number determined by the Board of Directors to be in the best interests of the Corporation and its stockholders. In accordance with these resolutions, the Board of Directors will not implement any amendment providing for a different ratio.

B-1

Preliminary Copy

pure BIOSCIENCE

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF PURE BIOSCIENCE, INC.

Annual Meeting of Stockholders July 25, 2012

The stockholder(s) hereby appoint(s) Michael L. Krall and Donna Singer, or either of them, as proxies, each with the power to appoint his/her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of PURE Bioscience, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 2:00 pm. Pacific Time on July 25, 2012, at the Doubletree Hotel Mission Valley, 7450 Hazard Center Drive, San Diego, CA 92108 and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S), IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF OUR NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR PROPOSALS 2 & 3.

YOUR VOTE IS IMPORTANT! PLEASE MARK, SIGN, DATE AND RETURN THIS BLUE PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

▲ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ▲

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement and Form10-K are avaiable at www.proxyvote.com.

To vote, mark blocks below in blue or black ink as follows: ☒

1. Election of Directors:

FOR all	WITHHOLD all	FOR ALL Except
☐	☐	☐

Nominees: 01 Gregory Barnhill, 02 Dennis Brovarone, 03 John J. Carbone, M.D., 04 Michael L. Krall, 05 Paul V. Maier, 06 Donna Singer

To withhold authority to vote for any individual nominee(s), mark "FOR ALL Except" and write the number(s) of the nominee(s) on the line below.

____

The Board of Directors recommends a vote "FOR" proposals 2 & 3.

	FOR	AGAINST	ABSTAIN
2. Approval of an amendment to PURE Bioscience, Inc.'s Certificate of Incorporation to effect a reverse stock split within a range of no less than 1-for-4 or greater than 1-for-10.	☐	☐	☐
3. Proposal to ratify the appointment of Mayer Hoffman McCann P.C. as PURE Bioscience, Inc.'s independent registered public accounting firm for the fiscal year ending July 31, 2012.	☐	☐	☐

NOTE: The shares represented by this proxy, when properly executed, will be voted in the manner directed herein by the undersigned Stockholder(s). If no direction is made, this proxy will be voted FOR all directors nominated in Item 1 and for Items 2 and 3. If any other matters properly come before the meeting, or if cumulative voting is required, the person named in this proxy will vote in their discretion.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Date: ______________________________

____
Signature

____
Signature (if held jointly)

▲ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ▲

CONTROL NUMBER

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PROXY VOTING INSTRUCTIONS

Please have your 11 digit control number ready when voting by Internet or Telephone

INTERNET

Vote Your Proxy on the Internet:

Go to www.cesvote.com

Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

TELEPHONE

Vote Your Proxy by Phone:

Call 1 (888) 693-8683

Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

MAIL

Vote Your Proxy by Mail:

Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.